[FIRST FOCUS FUNDS LOGO]


                               FIRST FOCUS FUNDS

                         PROSPECTUS AND PRIVACY POLICY
                                 AUGUST 1, 2005


SHORT-INTERMEDIATE BOND FUND
----------------------------
INCOME FUND
----------------------------
NEBRASKA TAX-FREE FUND
----------------------------
COLORADO TAX-FREE FUND
----------------------------
BALANCED FUND
----------------------------
CORE EQUITY FUND
----------------------------
GROWTH OPPORTUNITIES FUND
----------------------------
SMALL COMPANY FUND
----------------------------
INTERNATIONAL EQUITY FUND
----------------------------


                           VALUE. STABILITY. SERVICE.

--------------------------------------------------------------------------------

                              NOTICE TO INVESTORS

                        Shares of First Focus Funds are:

----------------------------------------------------------------
                        NOT FDIC INSURED
----------------------------------------------------------------
                      MAY LOSE VALUE  NO BANK GUARANTEE
----------------------------------------------------------------

The First Focus Funds are distributed by an independent third party, BISYS Fund Services, Limited Partnership.

These pages are followed by a Prospectus which describes in detail the Funds' objectives, investment policies, risks, fees and other matters of interest. Please read it carefully before investing.

PROSPECTUS

First Focus Funds(SM)
--------------------------------------------------------------------------------
                                       1

A Family of Mutual Funds

- First Focus Short-Intermediate Bond Fund

- First Focus Income Fund

- First Focus Nebraska Tax-Free Fund

- First Focus Colorado Tax-Free Fund

- First Focus Balanced Fund

- First Focus Core Equity Fund

- First Focus Growth Opportunities Fund

- First Focus Small Company Fund

- First Focus International Equity Fund

Prospectus

July 29, 2005

First Focus Funds, Inc. (the "Company") is a family of nine mutual funds (the "Funds"). This Prospectus describes the Shares of each of the nine funds. The Shares have no sales charges or 12b-l fees.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, the First National Bank of Omaha, First National Colorado, Inc., their parent, First National of Nebraska, Inc., or any of their affiliates. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund involves certain investment risks, including the possible loss of principal.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

The Funds

Principal investment strategies and risks, expenses and performance

First Focus Short-Intermediate Bond
  Fund....................................     2
First Focus Income Fund...................     6
First Focus Nebraska Tax-Free Fund........    10
First Focus Colorado Tax-Free Fund........    13
First Focus Balanced Fund.................    16
First Focus Core Equity Fund..............    20
First Focus Growth Opportunities Fund.....    23
First Focus Small Company Fund............    26
First Focus International Equity Fund.....    29

Your Investment

Buying and selling shares, account policies and management

Buying Shares.............................    31
Selling Shares............................    31
Exchanging Shares.........................    33
Transaction Policies......................    33
Dividends and Taxes.......................    34
Management of the Company.................    36
Financial Highlights......................    39
For more information..................Back cover

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                                       2
PROSPECTUS

First Focus Short-Intermediate Bond Fund
--------------------------------------------------------------------------------

Objective

This Fund seeks generation of current income consistent with the preservation of capital.

Principal Investment Strategies and Risks

Principal investments

Under normal market conditions, this Fund intends to invest primarily all, but must invest at least 80%, of its assets in bonds. A bond is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the bond holder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity and may take the form of any of the following securities:

- notes and debentures from a wide range of U.S. corporate issuers;

- dollar-denominated debt securities issued in the U.S. by foreign entities ("Yankee Bonds");

- mortgage-related securities;

- state, municipal or industrial revenue bonds;

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

- fixed income securities that can be converted into or exchanged for common stock; or

- repurchase agreements.

This is not a fundamental policy and may be changed by the Fund's Board of Directors upon 60 days' prior notice.

The Fund's investment strategy emphasizes fundamental analysis, relative value and a long-term outlook. "Relative value" is the value the Fund places on a security by comparing it to historical valuations, comparable securities in the same sector, and other securities in different sectors of the fixed income market. The Fund's "long-term outlook" is typically a minimum three to five year view of general market conditions that may affect the overall structure of the Fund's portfolio. The adviser looks for securities that appear to be underpriced compared to other investments available and that keep the Fund diversified.

Fixed income securities are chosen so their maturities are staggered, to manage reinvestment risk and value fluctuations. However, the adviser can go outside this laddered approach if the adviser believes a security appears to offer greater relative value.

The Fund seeks to maintain a dollar-weighted average portfolio maturity of two to five years under normal market conditions, and is expected to be somewhat less volatile than the Income Fund. To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.

The Fund also seeks to maintain an average portfolio duration comparable to the Lehman U.S. 1-5 Year Gov't./ Credit Index average duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security. The shorter a security's duration, the less sensitive it will be to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, on June 30, 2005 the average duration of the Lehman U.S. 1-5 Government Credit Index was 2.45. By comparison, on the same date the duration of a 30-year U.S. Treasury Bond bearing interest at 5.35% was 14.6.

The fixed income securities in which the Fund invests will be "investment grade," which means they will be:

- rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

Mortgage-related securities. Under normal market conditions, the Fund will invest no more than 25% of its assets in mortgage-related securities, which are backed by obligations such as:

- conventional 30-year fixed rate mortgages;

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                                       3

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

- 15-year mortgages; or

- adjustable-rate mortgages.

Mortgage-related securities are pass-through securities-an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is "passed through" to the securities' holders as periodic payments of interest, principal and prepayments (net of service fees).

Other mortgage securities the Fund may purchase include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), some of which are issued privately. CMOs may be collateralized by whole-mortgage loans or, more typically, by portfolios of pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Interest rate risk. Changes in interest rates affect the value of the Fund's debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

Credit risk. The value of the Fund's bonds is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt.

The Fund invests in securities of various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank, the Student Loan Marketing Association, and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

Securities rated in the lowest of the investment-grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.

If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.

Reinvestment risk. When interest rates decline, cash flows from maturing securities may have to be reinvested at a lower rate.

Prepayment risk. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund's return and could result in losses to the Fund if it acquired some securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-related securities may be more volatile than other fixed income securities.

Extension risk. Conversely, during periods of rising interest rates, the rate of prepayments of mortgage- and asset-backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.

--------------------------------------------------------------------------------
                                       4
PROSPECTUS

First Focus Short-Intermediate Bond Fund (continued)
--------------------------------------------------------------------------------

Performance History

The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of the Lehman U.S. 1-5 Year Gov't. Credit Index. The table compares the performance of this index to the Fund's performance after adjustment for the impact of certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is no guarantee of future results.
                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)

Bar Graph

1995                                                                             12.73
1996                                                                              3.38
1997                                                                              6.70
1998                                                                              7.74
1999                                                                             -1.40
2000                                                                              8.80
2001                                                                              4.74
2002                                                                              9.11
2003                                                                              3.24
2004                                                                              1.84

The Fund's total return for the six-month period ended June 30, 2005 was 0.89%.

BEST QUARTER                  WORST QUARTER
  September 30, 1998        December 31, 2001
------------------------------------------------
         4.84%                   -3.30%
------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2004

                           1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------
Short-Intermediate Bond
  Fund
  Return Before Taxes       1.84%    5.50%      5.61%
  Return After Taxes on
     Distributions           .34%    3.56%       N/A
  Return After Taxes on
     Distributions and
     Sale of Fund Shares    1.19%    3.52%       N/A
------------------------------------------------------
Lehman U.S. 1-5 Year
  Gov't Credit Index
  (reflects no deduction
  for fees, expenses or
  taxes)(1)                 1.85%    6.21%      6.51%
------------------------------------------------------

(1) The Lehman U.S. 1-5 Gov't. Credit Index is a market value weighted performance index of government and corporate fixed-rate debt securities with maturities between one and five years. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The above performance information of this Fund includes the performance of the Fund's predecessor mutual fund. The predecessor had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund. The Fund acquired all of the net assets of the predecessor mutual fund on April 9, 1995. The predecessor was managed by First National Bank of Omaha. FNB Fund Advisers, a division of First National Bank of Omaha, currently manages the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

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                                       5

                                                        [FIRST FOCUS FUNDS LOGO]
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                                   FEE TABLE

Short-Intermediate Bond Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.50%
-----------------------------------------------
Distribution (12b-1) Fees                   N/A
-----------------------------------------------
Other Expenses(1)(2)                      0.51%
-----------------------------------------------
Total Fund Operating Expenses(1)          1.01%
-----------------------------------------------

(1) The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 2005 were 0.36% and 0.51%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 2005 were 0.87%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $103              $322        $558       $1,236
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       6
PROSPECTUS

First Focus Income Fund
--------------------------------------------------------------------------------

Objective

This Fund seeks to maximize current income consistent with the preservation of capital.

Principal Investment Strategies and Risks

Principal investments

Under normal market conditions, the Fund intends to invest primarily all, but must invest at least 65%, of its total assets in fixed income securities, consisting of:

- bonds, notes and debentures from a wide range of U.S. corporate issuers;

- dollar-denominated debt securities issued in the U.S. by foreign entities ("Yankee Bonds");

- mortgage-related securities;

- state, municipal or industrial revenue bonds;

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

- fixed income securities that can be converted into or exchanged for common stock; or

- repurchase agreements.

The Fund seeks to maintain a dollar-weighted average portfolio maturity of four years or more under normal market conditions. To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.

The Fund also seeks to maintain an average portfolio duration comparable to the Lehman U.S. Aggregate Bond Index average duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security. The shorter a security's duration, the less sensitive it will be to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, on June 30, 2005 the average duration of the Lehman U.S. Aggregate Bond Index was 4.16. By comparison, on the same date the duration of a 30-year U.S. Treasury Bond bearing interest at 5.375% was 14.6.

The fixed income securities in which the Fund invests will be "investment grade," which means they will be:

- rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

Mortgage-related securities. Under normal market conditions, the Fund will invest no more than 50% of its value in mortgage-related securities, which are backed by obligations such as:

- conventional 30-year fixed rate mortgages;

- 15-year mortgages; or

- adjustable-rate mortgages.

Mortgage-related securities are pass-through securities -- an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is "passed through" to the securities' holders as periodic payments of interest, principal and prepayments (net of service fees).

Other mortgage securities the Fund may purchase include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), some of which are issued privately. CMOs may be collateralized by whole mortgage loans or, more typically, by portfolios of pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may

--------------------------------------------------------------------------------
                                       7

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

fluctuate significantly, which means you could lose money.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Interest rate risk. Changes in interest rates affect the value of the Fund's debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

Credit risk. The value of the Fund's fixed income securities is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt.

The Fund invests in securities of various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank, the Student Loan Marketing Association, and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of 150 million with the United States Treasury.

Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.

If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.

Reinvestment risk. When interest rates decline, cash flows from maturing securities may have to be reinvested at a lower rate.

Prepayment risk. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund's return and could result in losses to the Fund if it acquired some securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-related securities may be more volatile than other fixed income securities.

Extension risk. Conversely, during periods of rising interest rates, the rate of prepayments of mortgage- and asset-backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.

Performance History

The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year-to-year. The table compares the performance of the Lehman U.S. Aggregate Bond Index and averages to the Fund's performance after adjustment for the impact of certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

--------------------------------------------------------------------------------

PROSPECTUS

--------------------------------------------------------------------------------

                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)

Bar Graph

1995                                                                             17.78
1996                                                                              1.51
1997                                                                              8.95
1998                                                                              8.79
1999                                                                             -4.77
2000                                                                             10.17
2001                                                                              7.04
2002                                                                              9.36
2003                                                                              2.97
2004                                                                              3.21

The Fund's total return for the six-month period ended June 30, 2005 was 1.73%.

BEST QUARTER                  WORST QUARTER
     June 30, 1995            June 30, 1999
------------------------------------------------
         6.12%                   -2.86%
------------------------------------------------

The above performance information of this Fund reflects the performance of the Fund's predecessor common trust fund for all periods prior to March 9, 2001. The common trust fund had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund, and was managed by First National Bank of Omaha. FNB Fund Advisers, a division of First National Bank of Omaha, currently manages the Fund. The Fund commenced business on March 9, 2001. The bar chart above includes information regarding the common trust fund's operations for periods before March 9, 2001, as adjusted to reflect the higher expenses (before any waivers or reimbursements) incurred by the Fund. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

Average Annual Total Return --

Comparison of Before and After-Tax Returns

The Fund's returns in this table only reflect the periods after the Fund began operating as a registered mutual fund. The returns shown do not reflect the performance of the predecessor common trust fund. It is not possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            SINCE
                                          INCEPTION
                                 1 YEAR   (3/9/01)
---------------------------------------------------
Income Fund
  Return Before Taxes             3.21%       6.01%
  Return After Taxes on
     Distributions                1.72%         N/A
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  2.07%         N/A
---------------------------------------------------
Lehman U.S. Aggregate Bond
  Index (reflects no deduction
  for fees, expenses or
  taxes)(1)                       4.34%    6.36%(2)
---------------------------------------------------

(1) The Lehman U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

(2) Index comparisons began on March 9, 2001.

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                                       9

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.
                                   FEE TABLE

Income Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.60%
-----------------------------------------------
Distribution (12b-1)Fees                  0.51%
-----------------------------------------------
Other Expenses(1)(2)
-----------------------------------------------
Total Fund Operating Expenses(1)          1.11%
-----------------------------------------------

(1) The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others. However, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual annual Management Fees and Other Expenses for the fiscal year ended March 31, 2005 were 0.53% and 0.51%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 2005 were 1.04%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $113              $353        $612       $1,352
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       10
PROSPECTUS

First Focus Nebraska Tax-Free Fund
--------------------------------------------------------------------------------

Objective

This Fund seeks as high a level of current income exempt from both federal and Nebraska income tax as is consistent with preservation of capital.

Principal Investment Strategies and Risks

Principal investments

Under normal market conditions, the Fund invests primarily, but not less than 80% of its assets, in municipal securities that generate income exempt from Nebraska state income tax and federal income tax, including the alternative minimum tax. The Fund invests primarily in securities which are "investment grade," which means they will be:

- rated BBB- or better from Standard & Poor's, Baa3 or better from Moody's, or the equivalent rating from another nationally recognized statistical rating organization; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

Under normal market conditions, the Fund's assets will be invested in a portfolio of Nebraska municipal securities which the adviser believes will produce a higher level of current income than a portfolio of municipal securities with the highest rating, but that do not present a significant credit risk. The expected average dollar-weighted maturity of the Fund's portfolio is between 3 and 15 years. To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity. The Fund's investment adviser uses a value-oriented strategy and looks for higher yielding and undervalued municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality, and future prospects.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities. States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Fund may purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will not invest more than 10% of its total assets in lease obligations.

The Fund may also invest in municipal bonds of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam) which are exempt from regular federal income taxes. The Fund may not invest more than 10% of its total assets in these territorial municipalities.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Interest rate risk. Changes in interest rates affect the value of the Fund's municipal securities. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

Credit risk. The value of the Fund's municipal securities is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose

--------------------------------------------------------------------------------
                                       11

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

money if the municipal issuers cannot meet their financial obligations.

Securities rated in the lowest of the investment grade categories (e.g., Baa3 or BBB-) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated municipal securities and may be more vulnerable to periods of economic uncertainty or downturn.

Non-diversification risk. Because the Fund is non-diversified and invests primarily in Nebraska municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Nebraska municipal securities in which the Fund invests. For example, neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. Nebraska's economy is heavily agricultural and changes in the agricultural sector can affect taxes and other municipal revenues.

Reinvestment risk. When interest rates decline, cash flows from maturing securities may have to be reinvested at a lower rate.

Prepayment risk. Certain municipal securities involve prepayment risk, which is the risk that the underlying debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund's return and could result in losses to the Fund if it acquired some securities at a premium.

Performance History

The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year-to-year. The table compares the performance of the Lehman Municipal Bond Index and averages to the Fund's performance after adjustment for the impact of certain taxes. Both the bar chart and tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)

Bar Graph

1995                                                                             12.07
1996                                                                              2.67
1997                                                                              5.94
1998                                                                              5.05
1999                                                                             -1.58
2000                                                                              7.72
2001                                                                              4.93
2002                                                                              8.82
2003                                                                              4.22
2004                                                                              2.63

The Fund's total return for the six-month period ended June 30, 2005 was 1.50%.

BEST QUARTER                  WORST QUARTER
    March 31, 1995           March 31, 1999
------------------------------------------------
         4.93%                   -3.29%
------------------------------------------------

The above performance information of this Fund reflects the performance of the Fund's predecessor common trust fund for all periods prior to March 9, 2001. The common trust fund had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund, and was managed by First National Bank of Omaha. FNB Fund Advisers, a division of First National Bank of Omaha, currently manages the Fund. The Fund commenced business on March 9, 2001. The bar chart above includes information regarding the common trust fund's operations for periods before March 9, 2001, as adjusted to reflect the higher expenses (before any waivers or reimbursements) incurred by the Fund. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

Average Annual Total Return  --

Comparison of Before and After-Tax Returns

The Fund's returns in this table only reflect the periods after the Fund began operating as a registered mutual fund. The returns shown do not reflect the performance of the predecessor common trust fund. It is not possible

--------------------------------------------------------------------------------
                                       12

PROSPECTUS

First Focus Nebraska Tax-Free Fund (continued)
--------------------------------------------------------------------------------

to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

                                            SINCE
                                   1      INCEPTION
                                  YEAR    (3/9/01)
---------------------------------------------------
Nebraska Tax-Free Fund
  Return Before Taxes             2.63%       5.61%
  Return After Taxes on
     Distributions                2.49%         N/A
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  3.11%         N/A
---------------------------------------------------
Lehman Municipal Bond Index
  (reflects no deduction for
  fees, expenses or taxes)(1)     4.48%       5.94%(2)
---------------------------------------------------

(1) The Lehman Municipal Bond Index is an index that includes a broad range of investment grade municipal bonds. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

(2) Index comparisons began on March 9, 2001.

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.
                                   FEE TABLE

Nebraska Tax-Free Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.70%
-----------------------------------------------
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(1)(2)                      0.49%
-----------------------------------------------
Total Fund Operating Expenses(1)          1.19%
-----------------------------------------------

(1) The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others. However, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual annual Management Fees and Other Expenses for the year ended March 31, 2005 were 0.51% and 0.49%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the year ended March 31, 2005 were 1.00%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $121              $378        $654       $1,443
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       13
PROSPECTUS

First Focus Colorado Tax-Free Fund
--------------------------------------------------------------------------------

Objective

This Fund seeks as high a level of current income exempt from both federal and Colorado income tax as is consistent with preservation of capital.

Principal Investment Strategies and Risks

Principal investments

Under normal market conditions, the Fund invests primarily, but not less than 80% of its assets, in municipal securities that generate income exempt from Colorado state income tax and federal income tax, including the alternative minimum tax. The Fund invests primarily in securities which are "investment grade," which means they will be:

- rated BBB or better from Standard & Poor's, Baa or better from Moody's, or the equivalent rating from another nationally recognized statistical rating organization; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

Under normal market conditions, the Fund's assets will be invested in a portfolio of Colorado municipal securities which the adviser believes will produce a higher total return than a passively invested, or indexed municipal bond portfolio. Under normal conditions the fund's portfolio will have an average dollar-weighted maturity between 5 and 15 years.

The Fund's investment adviser uses a value-oriented strategy and looks for higher yielding and undervalued municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality, and future prospects.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities. States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Fund may purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will not invest more than 10% in lease obligations.

The Fund may also invest in municipal bonds of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam) which are exempt from regular federal income taxes. The Fund may not invest more than 10% of its total assets in these territorial municipalities.

The Fund may also invest in financial futures and related options for hedging purposes.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Interest rate risk. Changes in interest rates affect the value of the Fund's municipal securities. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

Credit risk. The value of the Fund's municipal securities is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose money if the municipal issuers cannot meet their financial obligations.

--------------------------------------------------------------------------------

PROSPECTUS

--------------------------------------------------------------------------------

Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated municipal securities and may be more vulnerable to periods of economic uncertainty or downturn.

Non-diversification risk. Because the Fund is non-diversified and invests primarily in Colorado municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Colorado municipal securities in which the Fund invests. For example, neither the State of Colorado nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. In 1992 Colorado passed a constitutional amendment restricting the ability of state and local governments to incur indebtedness and raise taxes.

Reinvestment risk. When interest rates decline, cash flows from maturing securities may have to be reinvested at a lower rate.

Prepayment risk. Certain municipal securities involve prepayment risk, which is the risk that the underlying debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund's return and could result in losses to the Fund if it acquired some securities at a premium.


Performance History

The bar chart and table below show the Fund's annual returns and provide some indication of the risks of investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance to that of the Lehman 7-Year Municipal Board Index and the Lipper Intermediate Municipal Debt Index. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)

Bar Graph

2002                                                                             9.98
2003                                                                             4.20
2004                                                                             2.02

The Fund's total return for the six-month period ended June 30, 2005 was 1.50%

BEST QUARTER                  WORST QUARTER
  September 30, 2002          June 30, 2004
------------------------------------------------
         4.67%                   -2.75%
------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2004

                                            SINCE
                                          INCEPTION
                                 1 YEAR   (3/9/01)
---------------------------------------------------
Colorado Tax-Free Fund
  Return Before Taxes              2.02%     4.75%
  Return After Taxes on
     Distributions                 1.96%     4.66%
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                   2.49%     4.55%
---------------------------------------------------
Lehman 7-Year
  Municipal Bond Index(1)          3.15%     5.73%
---------------------------------------------------
Lipper Intermediate
  Municipal Debt Index(1)          2.85%     4.83%
---------------------------------------------------

(1) The Lehman 7-Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991, as part of an issue of $50 million or more, with a minimum credit rating of Baa and a maturity range of 6 to 8 years. The Lipper Intermediate Municipal Debt Index represents municipal debt issues with dollar-weighted average maturities of 5 to 10 years. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index. Index comparisons began on February 28, 2001.

--------------------------------------------------------------------------------
                                       15

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

                                   FEE TABLE

Colorado Tax-Free Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.70%
-----------------------------------------------
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(1)(2)                      0.66%
-----------------------------------------------
Total Fund Operating Expenses(1)          1.36%
-----------------------------------------------

(1) The fee table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 2005 were 0.24% and 0.66%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 2005 were .90%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same, including the Adviser's contractual waiver of fees, which could be terminated at the end of the current fiscal year. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $138              $431        $745       $1,635
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       16
PROSPECTUS

First Focus Balanced Fund
--------------------------------------------------------------------------------

Objective

The investment objective of the Balanced Fund is capital appreciation and current income.

Principal Investment Strategies and Risks

Principal investments

Based on the adviser's assessment of market conditions, the Balanced Fund will allocate its assets among stocks, fixed income securities and cash equivalents. The Fund will invest 25% to 75% of its total assets in stocks and convertible securities, and at least 25% of its total assets in fixed income securities. Fixed income securities may include money market mutual funds. The Fund may invest in securities issued by companies with large, medium, or small capitalizations.

Equities. The equity portion of the Balanced Fund invests principally in companies the adviser believes have the potential to grow earnings more rapidly than their competitors. The Fund may also invest in preferred stocks and warrants. Equity holdings are typically diversified across the major sectors.

In choosing equity investments, the Fund's investment adviser looks for companies with:

- market share gains;

- product innovation;

- low-cost production;

- a history of above-average earnings and dividend growth; and

- valuations that are low relative to their current earnings or their projected earnings growth rate.

Fixed income securities. The fixed income portion of the Balanced Fund includes:

- bonds, notes and debentures from a wide range of U.S. corporate issuers;

- mortgage-related securities;

- state, municipal or industrial revenue bonds;

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

- fixed income securities that can be converted into or exchanged for common stock.

In addition, the Balanced Fund may invest in U.S. Treasury obligations, cash equivalents, repurchase agreements or asset-backed securities.

The fixed income securities in which the Fund invests will be "investment grade," which means they will be:

- rated BBB or better from Standard & Poor's, Baa or better from Moody's, or the equivalent rating from another nationally recognized statistical rating organization; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.

The Fund also seeks to maintain, with respect to the fixed income portion of the Fund, an average portfolio duration comparable to the Lehman U.S. Government/Credit Index average duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security. The shorter a security's duration, the less sensitive it will be to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, on June 30, 2005 the average duration of the Lehman U.S. Government/ Credit Index was 5.26. By comparison, on the same date the duration of a 30-year U.S. Treasury Bond bearing interest at 5.375% was 14.6.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by

--------------------------------------------------------------------------------
                                       17

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

Mid-cap and Small-cap stocks. Investing in medium-capitalization and small capitalization companies may lead to risks greater than those of investments in large-capitalization companies. Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Principal risks -- Stocks

The stock portion of the Balanced Fund is subject to the risks of equity investing, which include:

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common stocks.  This Fund invests in common stocks, whose risks include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the adviser anticipated when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.

Over-the-counter market. Some of the stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.

Growth investing. The stock portion of this Fund is primarily growth oriented and may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not grow as the adviser anticipates.

Principal risks -- Fixed income securities

The fixed income securities portion of the Balanced Fund is subject to the risks associated with investing in bonds, which include:

Interest rate risk. Changes in interest rates affect the value of the Fund's debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

Credit risk. The value of the Fund's fixed income securities is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt.

The Fund invests in securities of various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each agency, including the Federal Home Loan Bank, the Federal Farm Credit Bank, the Student Loan Marketing Association, and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of 150 million with the United States Treasury.

Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.

If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market

--------------------------------------------------------------------------------

PROSPECTUS

--------------------------------------------------------------------------------

conditions or a delay in selling the underlying securities to another person.

Reinvestment risk. When interest rates decline, cash flows from maturing securities may have to be reinvested in securities with lower yields.

Prepayment risk. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund's return and could result in losses to the Fund if it acquired these securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-related securities may be more volatile than other fixed income securities.

Extension risk. Conversely, during periods of rising interest rates, the rate of prepayments of mortgage- and asset-backed securities may be slower than estimated, causing the Fund to miss the opportunity to reinvest assets at higher rates.

Performance History

The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of the S&P 500 Composite Index, the Frank Russell Mid-Cap Index and the Lehman U.S. Gov't./Credit Index. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)
Bar Graph

1997                                                                             14.93
1998                                                                              7.69
1999                                                                             -7.24
2000                                                                              5.58
2001                                                                              2.03
2002                                                                             -6.10
2003                                                                             23.77
2004                                                                             15.01

The Fund's total return for the six-month period ended June 30, 2005 was -0.43%.

BEST QUARTER                  WORST QUARTER
     June 30, 2003         September 30, 2002
------------------------------------------------
        11.56%                   -7.70%
------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2004

                                                 SINCE
                                               INCEPTION
                            1 YEAR   5 YEARS   (8/6/96)
--------------------------------------------------------
Balanced Fund
  Return Before Taxes       15.01%     7.57%      6.88%
  Return After Taxes on
     Distributions          14.82%     6.90%      5.62%
  Return After Taxes on
     Distributions and
     Sale of Fund Shares     9.82%     6.11%      5.21%
--------------------------------------------------------
S&P 500 Composite Index
  (reflects no deduction
  for fees, expenses or
  taxes)(1)                 10.87%    -2.30%      9.11%
--------------------------------------------------------
Frank Russell Mid-Cap
  Index (reflects no
  deduction for fees,
  expenses or taxes)(1)     20.22%     7.59%     12.56%
--------------------------------------------------------
Lehman U.S. Gov't./Credit
  Index (reflects no
  deduction for fees,
  expenses or taxes)(1)      4.19%     8.00%      7.13%
--------------------------------------------------------
Combined S&P 500 Composite
  Index and Lehman U.S.
  Gov't./Credit Index
  (reflects no deduction
  for fees, expenses or
  taxes)(2)                  8.25%     2.11%      8.64%
--------------------------------------------------------

(1) The S&P Composite Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Frank Russell Mid-Cap Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lehman U.S. Gov't./Credit Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies). The Fund uses equity and fixed income indices for

--------------------------------------------------------------------------------
                                       19

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

    comparison because it generally holds both equity and fixed income securities. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

(2) The Combined S&P 500 Composite Index and Lehman U.S. Gov't./ Credit Index (the "Blended Index") is comprised of a blend of the S&P 500 Composite Index and Lehman U.S. Gov't./Credit Index. The Blended Index is intended to provide a single benchmark that more accurately reflects the composition of the portfolio of securities held by the Balanced Fund. The individual performance of each index that comprises the Blended Index is detailed in the chart above. Sixty percent of the Blended Index is comprised of the S&P 500 Composite Index and forty percent of the Blended Index is comprised of the Lehman U.S. Gov't./Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who own their Fund shares through tax-deferred arrangements, such as 401 (k) Plans or individual retirement accounts.

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.
                                   FEE TABLE

Balanced Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.75%
-----------------------------------------------
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(1)(2)                      0.63%
-----------------------------------------------
Total Fund Operating Expenses(1)(3)       1.38%
-----------------------------------------------

(1) The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others. However, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual annual Management Fees and Other Expenses for the year ended March 31, 2005 were 0.36% and 0.63%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the year ended March 31, 2005 were 0.99%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $140              $437        $755      $ 1,657
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       20
PROSPECTUS

First Focus Core Equity Fund
--------------------------------------------------------------------------------

Objective

The investment objective of the Core Equity Fund is long-term capital appreciation.

Principal Investment Strategies and Risks

Principal investments

Under normal market conditions, at least 80% of the Fund's total assets will be invested in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund typically invests in domestic companies with market capitalizations over $5 billion. The Fund may also invest up to 20% of its total assets in preferred stocks, warrants and common stocks other than those described above.

The Fund's investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below what the adviser considers its intrinsic value. The adviser may also consider other factors, including a company's earnings record and/ or dividend record.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money. The Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common stocks. This Fund invests primarily in common stocks of large companies. The risks of common stock investing include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the adviser perceived when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Mid-cap stocks. Investing in medium-capitalization companies may lead to risks greater than those of other equity investments. Mid-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.

Value investing. This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the adviser believes are their full value.

Performance History

The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of the S&P 500 Composite Index and the Frank Russell 1000 Value Index. The table compares the performance of these indices and averages to the Fund's performance after adjustment for the impact of

--------------------------------------------------------------------------------
                                       21

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.
                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)

Bar Graph

1995                                                                             26.87
1996                                                                             15.84
1997                                                                             19.32
1998                                                                              7.84
1999                                                                             -8.75
2000                                                                              4.50
2001                                                                             -2.27
2002                                                                            -15.10
2003                                                                             22.08
2004                                                                             13.74

The Fund's total return for the six-month period ended June 30, 2005 was 0.13%.

BEST QUARTER                  WORST QUARTER
     June 30,1999          September 30, 2002
------------------------------------------------
        15.50%                   -16.96%
------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2004

                          1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------
Core Equity Fund
  Return Before Taxes     13.74%     3.78%     7.59%
  Return After Taxes on
     Distributions        12.96%     3.20%      N/A
  Return After Taxes on
     Distributions and
     Sale of Fund Shares   9.91%     2.99%      N/A
-----------------------------------------------------
S&P 500 Composite Index
  (reflects no deduction
  for fees, expenses or
  taxes)(1)               10.87%    -2.30%    12.07%
-----------------------------------------------------
Frank Russell 1000 Value
  Index (reflects no
  deduction for fees,
  expenses or taxes(1)    16.49%     5.27%    13.83%
-----------------------------------------------------

(1) The S&P 500 Composite Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Frank Russell 1000 Value Index is an index that measures the performance of companies in the Frank Russell 1000 Index with lower price-to-book-value ratios and lower forecasted growth values. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The above performance information of this Fund includes the performance of the Fund's predecessor mutual fund. The predecessor had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund. Performance data from January 1, 1994 through April 9, 1995 relates to the predecessor mutual fund, First Omaha Equity Fund. The Fund acquired all of the net assets of the predecessor mutual fund on April 9, 1995. The predecessor was managed by First National Bank of Omaha. FNB Fund Advisers, a division of First National Bank of Omaha, currently manages the Fund.

The Fund's after-tax returns in the above table only reflect the periods after the Fund began operating as a registered mutual fund. The after-tax returns shown do not reflect the performance of the predecessor common trust fund. It is not possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

--------------------------------------------------------------------------------
                                       22

PROSPECTUS

First Focus Core Equity Fund (continued)
--------------------------------------------------------------------------------

                                   FEE TABLE

Core Equity Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.75%
-----------------------------------------------
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(1)(2)                      0.48%
-----------------------------------------------
Total Fund Operating Expenses(1)          1.23%
-----------------------------------------------

(1) The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $125              $390        $676       $1,489
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       23
PROSPECTUS

First Focus Growth Opportunities Fund
--------------------------------------------------------------------------------

Objective

The investment objective of the Growth Opportunities Fund is long-term capital appreciation.

Principal Investment Strategies and Risks

Principal investments

In pursuit of long-term capital appreciation, this Fund invests principally in the common stock of companies the adviser believes have the potential to grow earnings more rapidly than their competitors. The Fund may also invest up to 35% of its total assets in preferred stocks and warrants. Holdings are typically diversified across the major sectors.

In choosing investments, the Fund's investment adviser looks for companies with:

- market share gains;

- product innovation;

- low-cost production;

- a history of above-average earnings and dividend growth; and

- valuations that are low relative to their current earnings or their projected earnings growth rate.

The Fund may invest in securities issued by companies with large, medium, or small capitalizations.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common stocks. This Fund invests primarily in common stocks, whose risks include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the adviser anticipated when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.

Mid-cap and Small-cap stocks. Investing in medium-capitalization and small capitalization companies may lead to risks greater than those of investments in large-capitalization companies. Mid-cap and small-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

Over-the-counter market. Some of the stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.

Growth investing. This Fund is primarily growth oriented and may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not grow as the adviser anticipates.

Performance History

The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the performance of the Frank Russell Mid-Cap Index, the

--------------------------------------------------------------------------------
                                       24
PROSPECTUS

First Focus Growth Opportunities Fund (continued)
--------------------------------------------------------------------------------

S&P 500 Composite Index and the S&P MidCap 400 Index and averages to the Fund's performance after adjustment for the impact of certain taxes. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)

Bar Graph

1995                                                                             37.63
1996                                                                             12.69
1997                                                                             25.69
1998                                                                              8.14
1999                                                                             11.87
2000                                                                              7.39
2001                                                                             -0.22
2002                                                                            -14.83
2003                                                                             33.41
2004                                                                             18.36

The Fund's total return for the six-month period ended June 30, 2005 was -2.05%

BEST QUARTER                  WORST QUARTER
   December 31, 1998       September 30, 2002
------------------------------------------------
        16.95%                   -17.14%
------------------------------------------------

The above performance information of this Fund includes the performance of the Fund's predecessor common trust fund prior to April 1, 1998. The predecessor had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund. The predecessor was managed by a predecessor of Tributary Capital Management, L.L.C., which presently manages the Fund. The bar chart and table above include information regarding the common trust fund's operations for periods prior to April 1, 1998, as adjusted to reflect the higher expenses incurred by the Fund. The common trust fund was not registered under the Investment

Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

Average Annual Total Returns  --

Comparison of Before and After-Tax Returns

The Fund's returns in this table only reflect the periods after the Fund began operating as a registered mutual fund. The returns shown do not reflect the performance of the predecessor common trust fund. It is not possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                       25

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                                           SINCE
                                         INCEPTION
                       1 YEAR   5 YEAR   (4/1/98)
--------------------------------------------------
Growth Opportunities
  Fund
  Return Before Taxes  18.36%    7.58%      10.58%
  Return After Taxes
     on Distributions  18.36%    7.48%         N/A
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares            11.93%    6.50%         N/A
--------------------------------------------------
Frank Russell Mid-Cap
  Index (reflects no
  deduction for fees,
  expenses or
  taxes)(1)            20.22%    7.59%       8.03%
--------------------------------------------------
S&P 500 Composite
  Index (reflects no
  deduction for fees,
  expenses or
  taxes)(1)            10.87%   -2.30%       2.85%
--------------------------------------------------
S&P MidCap 400 Index
  (reflects no
  deduction for fees,
  expenses or
  taxes)(1)            16.48%    9.54%      10.18%
--------------------------------------------------

(1) The Frank Russell Mid-Cap Index is an unmanaged index of 400 domestic stocks, chosen for market size, liquidity and industry group representation. The S&P 500 Composite Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index, with each stock affecting the index in proportion to its market value. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.
                                   FEE TABLE

Growth Opportunities Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.75%
-----------------------------------------------
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(1)(2)                      0.50%
-----------------------------------------------
Total Fund Operating Expenses(1)(3)       1.25%
-----------------------------------------------

(1) The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others. However, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual annual Management Fees and Other Expenses for the year ended March 31, 2005 were 0.49% and 0.50%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the year ended March 31, 2005 were 0.99%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $127              $397        $686       $1,511
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       26
PROSPECTUS

First Focus Small Company Fund
--------------------------------------------------------------------------------

Objective

The investment objective of the Small Company Fund is long-term capital appreciation.

Principal Investment Strategies and Risks

Principal investments

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and convertible securities of companies with small market capitalization. A company's market capitalization is considered "small" if it is less than $2.9 billion. The Fund expects most of these companies will have a market cap of $100 million to $2.0 billion.

The Fund's investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below what the adviser considers its intrinsic value. The adviser may also consider other factors, including a company's earnings record and/or dividend growth. This Fund does not emphasize current dividend or interest income.

In choosing investments, the adviser looks at quantitative and qualitative measures of a company. Quantitative measures of a company include:

- price-to-earnings ratio;

- balance sheet strength; and

- cash flow.

Qualitative measures of a company include:

- efficient use of capital;

- management style and adaptability;

- market share;

- product lines and pricing flexibility;

- distribution systems; and

- use of technology to improve productivity and quality.

The Fund typically diversifies across major industries, holding 50 to 80 companies at a time. Turnover is expected to be low, around 30% under normal market conditions. However, the Fund will sell a security without regard to how long it has owned the security if the investment adviser believes this necessary.

Any fixed income securities in which the Fund invests will be "investment grade," which means they will be:

- rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money. The Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common stocks. This Fund invests primarily in common stocks, whose risks include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the full value potential the adviser anticipated when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental or regulatory

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                                       27

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

change. Company news or a change in expected earnings could also affect prices.

Small-company stocks. The price of smaller-company stocks may fluctuate dramatically due to such factors as:

- the company's greater dependence on key personnel;

- potentially limited internal resources;
- difficulty obtaining adequate working resources;
- greater dependence on newer products and/or markets;

- technological, regulatory or environmental changes; and

- predatory pricing.

In short, the Fund's risks are likely to be greater than those of other equity investments. It will typically be more volatile than the stock market in general, as measured by the S&P 500 Composite Index.

Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.
Value investing. This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the adviser believes are their full value.

Performance History
The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Frank Russell 2000 Index and the Frank Russell 2000 Value Index. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is no guarantee of future results.

                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)

Bar Graph

1997                                                                             21.78
1998                                                                             -3.32
1999                                                                             -4.94
2000                                                                             23.22
2001                                                                             11.41
2002                                                                             -6.99
2003                                                                             30.11
2004                                                                             10.23

The Fund's total return for the six-month period ended June 30, 2005 was -2.61%.

BEST QUARTER                  WORST QUARTER
   December 31, 2001       September 30, 2002
------------------------------------------------
        14.83%                   -14.09%
------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2004

                                               SINCE
                                             INCEPTION
                          1 YEAR   5 YEARS   (6/10/96)
------------------------------------------------------
Small Company Fund
  Return Before Taxes     10.23%    12.86%       9.74%
  Return After Taxes on
     Distributions        10.08%    12.54%       8.93%
  Return After Taxes on
     Distributions and
     Sale of Fund Shares   6.84%    11.09%       8.07%
------------------------------------------------------
Frank Russell 2000 Index
  (reflects no deduction
  for fees, expenses or
  taxes)(1)               18.33%     6.61%       8.61%
------------------------------------------------------
Frank Russell 2000 Value
  Index (reflects no
  deduction for fees,
  expenses or taxes)(1)   22.25%    17.23%      13.59%
------------------------------------------------------

(1) The Frank Russell 2000 Index is a small cap index comprised of 2,000 stocks. The Frank Russell 2000 Value Index includes securities from the 2000 Index generally having low price-to-book value and price-to-earnings ratios. The Frank Russell 2000 Index and Frank Russell 2000 Value Index are included for comparison purposes because the securities in these indices are indicative of the types of securities held in the Fund. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

--------------------------------------------------------------------------------
                                       28

PROSPECTUS

First Focus Small Company Fund (continued)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.
                                   FEE TABLE

Small Company Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        0.85%
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(1)(2)                      0.54%
-----------------------------------------------
Total Fund Operating Expenses(1)          1.39%
-----------------------------------------------

(1) The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $142              $440        $761       $1,669
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       29
PROSPECTUS

First Focus International Equity Fund
--------------------------------------------------------------------------------

Objective

The investment objective of the International Equity Fund is long-term capital appreciation.

Principal Investment Strategies and Risks

Principal investments

Under normal market condition, at least 80% of the Fund's assets will be invested in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. This is not a fundamental policy and may be changed by the Fund's Board of Directors upon 60 days' notice. The Fund invests primarily in common stocks and other equity securities of non-U.S. and non-Canadian issuers with market capitalizations over $300 million. The Fund may invest in equity securities that are listed on exchanges or traded over-the-counter.

The Funds seeks to achieve its investment objective through the construction of a core portfolio of between 80 to 100 stocks. In constructing the Fund's portfolio and selecting individual securities, the Fund's investment sub-adviser will select securities based on its broad strategic regional and sectorial views. These views are formed based on a fundamental analysis of the regions and sectors together with the investment sub-adviser's company level research and meetings with the companies' management. As a result of this approach, the investment sub-adviser will invest in value or growth stocks at different points in the economic cycle.

Principal risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money. The Fund may take a temporary defensive position by investing in short-term obligations including money market funds, repurchase agreements and U.S. government securities. Such investments could keep the Fund from achieving its investment objective.

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the sub-adviser won't accurately predict the direction of these and other factors and, as a result, the sub-adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Common stocks.  The risks of common stock investing include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the adviser perceived when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

Foreign Stocks. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, the Fund's investments in foreign countries generally will be denominated in a foreign currency. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Over-the-counter market. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.

Performance History

The bar chart and table below show the Fund's annual returns and provide some indication of the risks of investment in the Fund. The bar chart shows you how

--------------------------------------------------------------------------------
                                       30

PROSPECTUS

First Focus International Equity Fund (continued)
--------------------------------------------------------------------------------

the Fund has performed over the past calendar year. The table compares the Fund's performance to that of the Morgan Stanley Capital International EAFE Index. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

                           YEAR-BY-YEAR TOTAL RETURNS
                        AS OF DECEMBER 31 EACH YEAR (%)
Bar Graph

2003                                                                             35.50
2004                                                                             12.79

The Fund's total return for the six-month period ended June 30, 2005 was -2.02%.

BEST QUARTER                  WORST QUARTER
     June 30, 2003           March 31, 2003
------------------------------------------------
        18.41%                   -8.26%
------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2004

                                           SINCE
                                         INCEPTION
                             1 YEAR      (5/30/02)
-----------------------------------------------------
International Equity Fund
  Return Before Taxes        12.79%         8.64%
  Return After Taxes on
     Distributions           11.34%         8.08%
  Return After Taxes on
     Distributions and Sale
     of Fund Shares           9.79%         7.32%
-----------------------------------------------------
  Morgan Stanley Capital
     International EAFE
     Index(1)                20.70%        13.23%
-----------------------------------------------------

Expenses

This table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The Shares have no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.
                                   FEE TABLE

International Equity Fund
Annual Fund Operating Expenses
(% of average net assets)
-----------------------------------------------
Management Fees(1)                        1.00%
-----------------------------------------------
Distribution (12b-1) Fees                  None
-----------------------------------------------
Other Expenses(1)(2)                      0.69%
-----------------------------------------------
Total Fund Operating Expenses(1)          1.69%
-----------------------------------------------

(1) The fee table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 2005 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 2005 were 0.90% and 0.69%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 2005 were 1.59%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

(2) "Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees. See "Service Plan" for more information on shareholder servicing fees.

The example below is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.
                                EXPENSE EXAMPLE

       1 YEAR           3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------
        $172              $533        $918       $1,998
---------------------------------------------------------

--------------------------------------------------------------------------------
                                       31
PROSPECTUS

First Focus Funds(SM)
--------------------------------------------------------------------------------

Buying, Selling and Exchanging Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Shares of the Funds. The Funds reserve the right to refuse purchases that may adversely affect the Funds. The Funds do not accept cash, money orders, travelers checks, starter checks, counter checks or third-party checks.

Buying Shares

You can buy Shares by mail or wire, or through First National Bank or its affiliates, your broker/dealer or other institutions. For a Purchase Application, call 1-800-662-4203. You can also obtain an application by visiting our website at www.firstfocusfunds.com.

Opening an Account by Mail

Make out a check for the amount you want to invest, payable to the Fund you want. See below for minimum amounts.

Mail the check and a completed Purchase Application to:

         First Focus Funds Service Center
         P.O. Box 219022
         Kansas City, MO 64121-9022

Adding to Your Account by Mail

Make out a check for the amount you want to invest, payable to the Fund you want. See below for minimum amounts.

Mail the check and a note with your account number to:

         First Focus Funds Service Center
         P.O. Box 219022
         Kansas City, MO 64121-9022

Adding to Your Account by Wire

Call 1-800-662-4203 for the account number to which funds should be wired. Your bank may charge a wire transfer fee.

Through First National Bank of Omaha, its correspondents or affiliates

You may be able to buy Shares through some bank accounts. These accounts have their own requirements and may charge fees associated with your investment, which will reduce your net return. For details, see your bank representative.

Through Other Institutions

To find out if you can buy Shares through your bank, broker/dealer, or other institution, call 1-800-662-4203 or call your institution. Check with your institution on account requirements, procedures, and any fees, which will reduce your net return.

Customer Identification Program

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as required by law.

Auto Invest Plan

You can make regular monthly or quarterly purchases by Automated Clearing House
(ACH) transfer from your bank account. The minimum investment to open your account is $100; the minimum for additional investments is $50. To start, complete the Auto Invest Plan section of the Purchase Application. To change your plan, send the Funds a signature-guaranteed written request. See "Signature Guarantees" below.

Selling (Redeeming) Shares

If you purchase your shares directly from the Funds, you can redeem them as described below. If you purchase shares through a bank or other institution, you need to meet that institution's account requirements.

Excessive Trading

The Funds seek to deter short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between the Funds or sales and repurchases of a Fund within a short time period) may:

--------------------------------------------------------------------------------
                                       32
PROSPECTUS

First Focus Funds(SM) (continued)
--------------------------------------------------------------------------------

- disrupt portfolio management strategies,

- increase brokerage and other transaction costs, and

- negatively affect fund performance.

Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.

The Funds' Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

Restrictions on Transactions

The Funds have broad authority to take discretionary action against market timers and against particular trades. They also have sole discretion to:

- restrict purchases or exchanges that they or their agents believe constitute excessive trading.

- reject purchases or exchanges that violate a Fund's excessive trading policies or its exchange limits.

Fair Valuation

The Funds have fair value pricing procedures in place. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Despite its best efforts, First Focus Funds may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, First Focus Funds may not be able to prevent all market timing and its potential negative impact.

By Mail, Phone or Wire

- Send a written request to: First Focus Funds Service Center P.O. Box 219022 Kansas City, MO 64121-9022

                                       or

- If you previously authorized telephone redemptions, call 1-800-662-4203 to request the redemption.

- The Funds will mail a check payable to the Shareholder(s) of record to the address of record, or wire the funds at no charge to a previously designated bank account. Check with your bank to determine if it charges a wire transfer fee. See "Signature Guarantees," below.

Auto Withdrawal Plan

You can redeem shares automatically every month or quarter and have a check for the specified amount mailed to you. The minimum withdrawal is $100. To start, call 1-800-662-4203. To change your plan, send the Funds a signature-guaranteed written request or an Account Change Form. See "Signature Guarantees," below. You could have negative tax results if you purchase shares while you're making withdrawals. Be sure to check with

--------------------------------------------------------------------------------
                                       33

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

your tax adviser on the effects of this plan, especially if you're also purchasing shares.

Exchanging Shares

You can exchange shares of one First Focus Fund for shares of another. An exchange is considered a sale of shares; you may have a capital gain or loss for federal income tax purposes.

- Read the Prospectus of the Fund whose shares you want to buy in the exchange.

- Mail the Funds your signature-guaranteed request or call 1-800-662-4203. See "Signature Guarantees" below.

- The amount to be exchanged must meet minimum investment requirements, described below.

The Funds reserve the right to restrict or refuse an exchange request if a Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets. There is no assurance the Funds will be able to anticipate any such exchange requests.

The Funds may change or eliminate the exchange privilege with 60 days' notice to Shareholders, though there are no plans to do so. You may exchange only into Fund shares legally available in your state.

Transaction Policies

Share Price

The price per share for each Fund, equal to net asset value (NAV), is calculated each business day at the regularly scheduled normal close of trading on the New York Stock Exchange (NYSE) (typically 4 p.m. Eastern Time). A business day is any day on which the NYSE is open for business.

If the Funds receive your buy or sell order before the daily valuation time, you will pay or receive that day's NAV for each share. Otherwise you will pay or receive the next business day's NAV for each share.

To calculate the NAV, First Focus Funds adds up the value of all a Fund's securities and other assets, subtracts any liabilities, and divides by the number of shares of that Fund outstanding. You can determine the value of your account on any particular day by multiplying the number of shares you own by the day's NAV.

The Funds' securities are valued at market value. Securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 p.m. Eastern Time. If reliable market prices aren't available, the fair value prices will be determined using methods approved by the Funds' Board of Directors. The International Equity Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the International Equity Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

Some of the more common reasons that may necessitate that any security be valued using fair value procedures include, but are not limited to:

- the security's trading has been halted or suspended;

- the security has been de-listed from a national exchange;

- the security's primary trading market is temporarily closed at a time when under normal conditions it would be open;

- the security has not been traded for an extended period of time.

With regard to the International Equity Fund, a significant event with respect to a security or securities held by the Fund that occurs after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value may necessitate that the security or securities be valued using fair value procedures.

Minimum Investments and Additions

The minimum initial investment for each Fund is $1,000. For additional investments, it's $50. Under the Auto Invest Plan, the required initial investment drops to $100. The Funds may also waive minimum requirements for Individual Retirement Accounts and payroll deduction plans.

If an exchange or redemption causes the value of your account (other than an Auto Invest Plan or payroll deduction account) to fall below $1,000, the Funds may ask you to add to your account. If the balance remains

--------------------------------------------------------------------------------
                                       34
PROSPECTUS

First Focus Funds(SM) (continued)
--------------------------------------------------------------------------------

below the minimum after 60 days, the Funds may close out your account and mail you the proceeds.

Redemption Payments

If you redeem shares, your payment normally will be sent within seven days of the Fund's Transfer Agent receiving your request. Shares are sold at the next NAV calculated after your request is received in good order. Unless it would hurt a Fund or its Shareholders, the Funds try to honor requests for next-day payment if your order is received on a business day before 4 p.m. Eastern Time, or second-day payment if your order is received after that time.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 calendar days. This is intended to protect the Funds and their Shareholders from loss.

The Funds intend to pay cash for all shares redeemed, but under unusual conditions may make payment wholly or partly in portfolio securities whose market value equals the redemption price. You will incur brokerage costs when converting them to cash.

The Funds may suspend your right to sell your shares during times when the NYSE restricts or halts trading, or as otherwise permitted by the SEC. The Funds will require a signature guarantee on redemption requests of $50,000 or more, or if the redemption proceeds are to be paid or sent to someone other than you. See "Signature Guarantees" below.

Signature Guarantees

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine -- and, unlike a notary public, is financially responsible if it's not. The Transfer Agent requires a "medallion" signature guarantee.

You can obtain medallion signature guarantees from banks, brokers/dealers, credit unions, securities exchanges and some other institutions. A notary public is not acceptable. The Funds require a medallion signature guarantee to change the address to which a redemption check is to be mailed or to make the check payable to someone other than the Shareholder(s) of record. If you have changed your address within 30 days of a redemption request, a medallion signature guarantee is required. For joint accounts, each signature must be guaranteed. The Transfer Agent reserves the right to reject any signature guarantee.

Telephone Transactions

For purchases made by telephone, the Funds and their agents will use reasonable procedures to confirm telephone instructions are genuine. These procedures may include, among others, requiring some form of identification before acting on telephone instructions; providing written confirmation of all such transactions; and tape recording all telephone instructions. If reasonable procedures are followed, the Funds and their agents will not be liable for any loss, cost, or expense due to an investor's telephone instructions or an unauthorized telephone redemption.

If, because of peak activity or adverse conditions, you can't place a telephone transaction, consider mailing your request as described in "Buying Shares" and "Selling Shares" above. The Funds reserve the right to refuse a telephone transaction.

Dividends and Taxes

The Funds generally pass net investment income and realized capital gains, if any, on to Shareholders in the form of dividends and capital gains.

The timing and characterization of income distributions are determined annually in accordance with Federal Income Tax regulations. Income determined in accordance with Federal Income Tax regulations may differ from Accounting Principles Generally Accepted in the United States of America. As a result, net investment income for a reporting period may differ significantly from distributions paid during the same reporting period.

Dividends

The Short-Intermediate Bond Fund, the Income Fund, the Nebraska Tax-Free Fund and the Colorado Tax-Free Fund (together, the "Tax-Free Funds") declare income dividends daily and pay them monthly. The Balanced Fund declares and pays dividends on a quarterly basis and the Growth Opportunities Fund and the International Equity Fund declare and pay dividends on an annual basis. The Core Equity Fund and Small Company Fund

--------------------------------------------------------------------------------
                                       35

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

declare and pay dividends monthly, generally during the last week of each month.

Taxes

Here's an overview of important information about taxes for shareholders of the Funds, except the Tax-Free Funds.

- Dividends and distributions you receive, whether in cash or additional shares, are generally taxable.

- Distributions from a Fund's long-term capital gains over net short-term capital losses are taxable as long-term capital gains in the year you receive them, no matter how long you've held the shares.

- Some dividends paid in January may be taxable as if you had received them the previous December.

- Dividends attributable to interest on U.S. Treasury obligations may be subject to state and local taxes, even though the interest would be tax-exempt if you received it directly.

- If the distribution of income or gain realized on the sale of securities causes a share's NAV to fall below what you paid for it, the distribution is a "return of invested principal" but is still taxable as described above.

- If you buy shares shortly before the record date of a Fund's dividend or capital gains distribution, the payment of those dividends or capital gains will reduce your NAV per share. All or a part of such distributions are taxable.

- Corporations may be eligible for a dividends- received deduction on certain dividends.

- Under the provisions of recently enacted tax legislation, some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.

Here's an overview of important information about taxes for shareholders of the Tax-Free Funds.

- Regular monthly dividends payable from net tax-free interest will generally be exempt from regular federal income tax.

- All or a portion of these dividends may be subject to state and local taxes.

- These dividends may also be subject to the federal alternative minimum tax
  (AMT).

- Net investment income from securities that are not municipal securities, and short-term capital gains, are taxable as ordinary income.

- Distributions from a Fund's long-term capital gains over net short-term capital losses are taxable as long-term capital gains in the year you receive them, no matter how long you've held the shares.

- Some dividends paid in January, if taxable, may be taxable as if you had received them the previous December.

- Dividends attributable to interest on U.S. Treasury obligations may be subject to state and local taxes, even though the interest would be tax-exempt if you received it directly.

- If the distribution of income or gain realized on the sale of securities causes a share's NAV to fall below what you paid for it, the distribution is a "return of invested principal" but is still taxable as described above.

- If you buy shares shortly before the record date of a Fund's dividend or capital gains distribution, the payment of those dividends or capital gains will reduce your NAV per share. All or a part of such distributions are taxable.

At least annually, the Funds will advise you of the source and tax status of all the distributions you've received.

This Prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.

Portfolio Holdings

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
                                       36
PROSPECTUS

First Focus Funds(SM) (continued)
--------------------------------------------------------------------------------

Management of the Company

Investment Advisers

For six of the nine Funds (the Short-Intermediate Bond Fund, the Core Equity Fund, the Small Company Fund, the Income Fund, the Nebraska Tax-Free Fund and the International Equity Fund), FNB Fund Advisers ("FNB"), a division of First National Bank of Omaha ("First National"), One First National Center, Omaha, Nebraska, is the investment adviser. FNB is a registered investment adviser under the federal Investment Advisers Act of 1940.

First National is a subsidiary of First National of Nebraska, Inc., a Nebraska corporation with total assets of about $16 billion as of December 31, 2004. First National offers clients a full range of financial services and has more than 65 years of experience in trust and investment management. As of December 31, 2004, FNB had about $8.39 billion in assets under administration, with about $2.2 billion under management.

The Growth Opportunities Fund, Colorado Tax-Free Fund and the Balanced Fund are advised by Tributary Capital Management LLC ("Tributary"), formerly FNC Fund Advisers, a subsidiary of First National. Tributary is a registered investment adviser under the federal Investment Advisers Act of 1940. As of December 31, 2004, Tributary had approximately $142 million under investment management.

Investment Sub-Adviser

KBC Asset Management International LTD ("KBCAM"), a subsidiary of KBCAM Limited, located at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, serves as the investment sub-adviser to the International Equity Fund. KBCAM, a registered investment adviser under the Investment Advisers Act of 1940, provides investment advisory services to individuals, investment companies and other institutions. As of December 31, 2004, KBCAM Limited had $7.92 billion in assets under management. KBCAM is part of the KBC Bank and Insurance Group NV. KBC Group is a major financial services group with headquarters in Brussels, Belgium.

Responsibilities

FNB and Tributary (collectively, the "Advisers") supervise and administer the investment program for the Funds. Supervised by the Board of Directors and following each Fund's investment objectives and restrictions, each Adviser (or, as to the International Equity Fund, the sub-adviser):

- manages a Fund's investments;

- makes buy/sell decisions and places the orders; and

- keeps records of purchases and sales.

Portfolio Managers

Investment decisions for the Funds are made by teams of Adviser or Sub-Adviser personnel. In general, investment decisions are made by consensus and no one person is primarily responsible for making investment recommendations

Portfolio Management Team -- FNB

The following people are primarily responsible for day-to-day management of the Funds advised by FNB.

Small Company Fund

- Mark A. Wynegar, CFA, Investment Officer, Equity Portfolio Manager, Mark joined First National Bank in 1999. Prior to joining the Bank, he worked for five years at Westchester Capital Management where he was a Senior Securities Analyst and two years at Union Pacific Railroad as a Financial Analyst. Mark earned his Bachelor of Science degree in Business Administration with emphasis in Finance from the University of Nebraska-Lincoln in 1993. He completed the Chartered Financial Analyst program in 1997, and is a member of the Omaha-Lincoln Society of Financial Analysts and the Chartered Financial Analyst Institute.

- Brian J. Mosher, CFA, Vice President, Director of Investments, Brian joined First National Bank in 1998. Brian's previous experience includes three years as vice president of investments at Kiewit Investment Management Corporation, a mutual fund management company, six years as an investment manager at an insurance company in Indianapolis, Indiana and five years as a bank trust investment officer in Cincinnati, Ohio. He earned his Bachelor of Science degree in Business Administration in 1979 and his Masters of Business Administration in 1982 from the University of Cincinnati. Brian is currently a member of the Chartered Financial Analyst Institute and the Omaha-Lincoln Society of Financial Analysts.

--------------------------------------------------------------------------------
                                       37

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Core Equity Fund

- Brian J. Mosher, CFA, Vice President, Director of Equities, Brian joined First National Bank in 1998. Brian's previous experience includes three years as vice president of investments at Kiewit Investment Management Corporation, a mutual fund management company, six years as an investment manager at an insurance company in Indianapolis, Indiana and five years as a bank trust investment officer in Cincinnati, Ohio. He earned his Bachelor of Science degree in Business Administration in 1979 and his Masters of Business Administration in 1982 from the University of Cincinnati. Brian is currently a member of the Chartered Financial Analyst Institute and the Omaha-Lincoln Society of Financial Analysts.

- Todd R. Trautman, CFA, Investment Officer, Equity Portfolio Manager, Todd joined First National Bank in February 2002 and is a Portfolio Manager for the Core Equity Fund. Prior to coming to First National, Todd was a Securities Analyst with Ameritas Investment Advisors, Inc. for 5 years. He earned his Bachelor of Science degree in Business Administration from Creighton University in 1996. Currently, Todd is a member of the Chartered Financial Analyst Institute and the Omaha-Lincoln Society of Financial Analysts.

Short-intermediate Bond Fund, Income Fund, and Nebraska Tax Free Fund

- Michael D. Hansen, CFA, Investment Officer, Fixed Income Portfolio Manager, Michael joined First National Bank in June of 1997 and is on the Fixed Income Team. His previous experience includes seven years with the Nebraska Investment Council. Michael earned his Bachelor of Science Degree from the University of Nebraska at Lincoln in 1988 and is a Chartered Financial Analyst. In addition, he is currently a member of the Chartered Financial Analyst Institute and the Omaha-Lincoln Society of Financial Analysts.

- Travis Nordstrom, Fixed Income Portfolio Manager, Travis earned his Bachelor's of Science in economics from Nebraska Wesleyan University in 1997. He joined First National Bank as a securities analyst in 2000. Prior to joining First National, he studied financial economics on a Fulbright Scholarship and worked at Commerzbank AG, both in Frankfurt, Germany. Travis is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Omaha-Lincoln Society of Financial Analysts.

International Equity Fund (sub-advised by KBCAM)

- Geoffrey Randells, Head of Equities, KBC Asset Management, Geoffrey joined KBCAM as Head of Equities in 2005. He has been managing international portfolios for 15 years, most recently with Philips, Hager and North in Vancouver, Canada. He holds a bachelor of science in Mathematics and a Masters of Science in Statistics form Imperial College, university of London and is a fellow of the UK Institute of Actuaries.

Portfolio Management Team -- Tributary

The following people are primarily responsible for day-to-day management of the Funds advised by Tributary.

Growth Opportunities Fund, Colorado Tax-free Fund and the Balanced Fund

- David C. Jordan, CFA, Vice President, Chief Investment Officer, David develops and implements investment strategy and policy for Tributary Capital Management. David has been managing institutional and individual investment portfolios since 1982. Before joining our staff he managed investments at the predecessors to Bank One Investment Advisors, Key Trust of the Northwest and Wells Fargo Denver. He has a bachelor's degree in Finance from the Business School at the University of Colorado. He holds the Chartered Financial Analyst designation and is a member of the Chartered Financial Analyst Institute, as well as the Denver Society of Security Analysts. David has been very active in the Chartered Financial Analyst Institute and has been a frequent guest on the business news networks CNBC, CNNfn, and Bloomberg Television, and has contributed to articles in The Wall Street Journal, Business Week, and The New York Post and numerous on line publications.

- Tiffani D. Boskovich, Portfolio Manager, For the last five years, Tiffani has worked with Tributary Capital Management and its predecessor where she helped to implement investment strategy for clients. She is responsible for analyzing the financial, insurance and entertainment equity sectors. She co-managed Colorado Diversified Trust, a local government investment pool

--------------------------------------------------------------------------------
                                       38
PROSPECTUS

First Focus Funds(SM) (continued)
--------------------------------------------------------------------------------

  in the state of Colorado for four years. Tiffani now serves as Chief Compliance Officer for Tributary. She earned a BS in Finance form the University of Northern Colorado. She is a member of the Chartered Financial Analyst Institute and the Denver Society of Security Analysts.

Additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund managed by that portfolio manager is available in the Statement of Additional Information ("SAI").

Fees

FNB receives an advisory fee from the six Funds it advises. Computed daily and paid monthly, the fee is a percent of each Fund's average daily net assets at these annual rates:

- Small Company Fund: 0.85%

- Core Equity Fund: 0.75%

- Short-Intermediate Bond Fund: 0.50%

- Income Fund: 0.60%

- Nebraska Tax-Free Fund: 0.70%

- International Equity Fund: 1.00%

Similarly, Tributary's fee for advising the Growth Opportunities Fund is 0.75%, for advising the Colorado Tax-Free Fund is 0.70% and for advising the Balanced Fund is 0.75%, of average daily net assets, or a lesser fee agreed to in writing.

The Advisers may choose to waive all or some of their advisory fees, which will cause a Fund's yield and total return to be higher than it would be without the waiver. The Advisers may end such waivers anytime and may not seek reimbursement.

Other Service Providers

The Funds' Board of Directors has appointed various parties to advise and administer the Funds.

Administrator and Distributor

BISYS Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 53219, is Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services. BISYS Fund Services, Limited Partnership, an affiliate of the Administrator, is Distributor for the Funds.

Custodian and Transfer Agent

First National in its capacity as Custodian provides for the safekeeping of the Funds' assets except for the International Equity Fund, for which The Northern Trust Company acts as Custodian. First National also serves as the Funds' Transfer Agent. DST Systems, Inc., 210 W. 10th Street, Kansas City, MO 64105 is Sub-Transfer Agent, whose functions include disbursing dividends and other distributions.

All service providers receive fees. They may choose to waive some or all of their fees, which will cause the Funds' returns to be higher than they would have been without the waiver.

Service Plan

The Company has adopted an Administrative Service Plan (the "Services Plan") under which each Fund may enter into a Servicing Agreement to pay compensation to banks and other financial institutions that provide various administrative services for Shareholders ("Shareholder Servicing Agent"). Under the Services Plan, the fees will not exceed an annual rate of 0.25% of a Fund's average daily net assets. Such Shareholder Servicing Agents may include the Advisers, their correspondent and affiliated banks, and the Administrator and its affiliates.

The Funds' agreement with First National sets that Shareholder Servicing Agent's service fee at the annual rate of 0.10% of the average aggregate net asset value of shares of each Fund held during the period by customers for whom First National provided services under the Servicing Agreement.

First National may choose to waive some or all of this fee, which will cause a Fund's total return and yield to be higher than without the waiver.

--------------------------------------------------------------------------------
                                       39

PROSPECTUS

First Focus Funds(SM) Financial Highlights
--------------------------------------------------------------------------------

The following tables show you each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, the Funds' independent registered public accounting firm. Their report, along with the Funds' financial statements, is included in the SAI, which is available upon request.

For a Share Outstanding

                                                 INVESTMENT ACTIVITIES             DIVIDENDS TO
                                               --------------------------       SHAREHOLDERS FROM:
                                                             NET REALIZED    -------------------------
                                                                 AND                           NET
                                  NET ASSET                   UNREALIZED                    REALIZED      NET ASSET
                                   VALUE,         NET           GAINS           NET           GAINS        VALUE,
                                  BEGINNING    INVESTMENT    (LOSSES) ON     INVESTMENT        ON          END OF        TOTAL
                                  OF PERIOD      INCOME      INVESTMENTS       INCOME      INVESTMENTS     PERIOD      RETURN(a)
--------------------------------------------------------------------------------------------------------------------------------
 SHORT-INTERMEDIATE BOND FUND
For the Year Ended March 31, 2005  $10.09        $0.30          $(0.40)        $(0.41)       $   --        $ 9.58        (0.94)%
For the Year Ended March 31, 2004   10.13         0.35            0.07          (0.46)           --         10.09         4.25
For the Year Ended March 31, 2003    9.59         0.39            0.63          (0.48)           --         10.13        10.87
For the Year Ended March 31, 2002   10.01         0.52           (0.39)         (0.53)        (0.02)         9.59         1.26
For the Year Ended March 31, 2001    9.56         0.53            0.45          (0.53)           --         10.01        10.52
 INCOME FUND
For the Year Ended March 31, 2005  $10.19        $0.33          $(0.32)        $(0.41)       $   --        $ 9.79         0.13%
For the Year Ended March 31, 2004   10.27         0.35            0.07          (0.45)        (0.05)        10.19         4.25
For the Year Ended March 31, 2003    9.81         0.55            0.49          (0.57)        (0.01)        10.27        10.79
For the Year Ended March 31, 2002   10.00         0.61           (0.15)         (0.61)        (0.04)         9.81         4.65
For the Period Ended March 31,
  2001(c)                           10.00         0.03           (0.01)         (0.02)           --         10.00         0.25
 NEBRASKA TAX-FREE FUND
For the Year Ended March 31, 2005  $10.25        $0.34          $(0.25)        $(0.34)       $(0.10)       $ 9.90         0.88%
For the Year Ended March 31, 2004   10.22         0.36            0.07          (0.36)        (0.04)        10.25         4.31
For the Year Ended March 31, 2003    9.81         0.38            0.50          (0.38)        (0.09)        10.22         9.03
For the Year Ended March 31, 2002   10.02         0.40           (0.13)         (0.40)        (0.08)         9.81         2.79
For the Period Ended March 31,
  2001(c)                           10.00         0.02            0.02          (0.02)           --         10.02         0.34
 COLORADO TAX-FREE FUND
For the Year Ended March 31, 2005  $10.51        $0.32          $(0.37)        $(0.32)       $(0.04)       $10.10        (0.46)%
For the Year Ended March 31, 2004   10.51         0.34            0.09          (0.34)        (0.09)        10.51         4.16
For the Year Ended March 31, 2003    9.93         0.35            0.65          (0.35)        (0.07)        10.51        10.23
For the Year Ended March 31, 2002   10.06         0.35           (0.13)         (0.35)           --          9.93         2.22
For the Period Ended March 31,
  2001(c)                           10.00         0.02            0.06          (0.02)           --         10.06         0.76
 BALANCED FUND
For the Year Ended March 31, 2005  $11.62        $0.08          $ 0.83         $(0.08)       $   --        $12.45         7.83%
For the Year Ended March 31, 2004    9.02         0.08            2.60          (0.08)           --         11.62        29.80
For the Year Ended March 31, 2003    9.95         0.10           (0.92)         (0.11)           --          9.02        (8.19)
For the Year Ended March 31, 2002    9.75         0.21            0.19          (0.20)           --          9.95         4.10
For the Year Ended March 31, 2001    9.29         0.27            0.46          (0.27)           --          9.75         8.10


                                                             RATIOS/SUPPLEMENTAL DATA
                                   ----------------------------------------------------------------------------
                                                                        NET
                                   NET ASSETS,                      INVESTMENT
                                     END OF        EXPENSES TO       INCOME TO       EXPENSES TO
                                     PERIOD          AVERAGE          AVERAGE          AVERAGE        PORTFOLIO
                                     (000'S)      NET ASSETS(b)    NET ASSETS(b)    NET ASSETS*(b)    TURNOVER
---------------------------------  ----------------------------------------------------------------------------
 SHORT-INTERMEDIATE BOND FUND
For the Year Ended March 31, 2005   $ 67,666          0.87%            2.92%             1.01%            73%
For the Year Ended March 31, 2004     66,563          0.75             3.14              0.98             74
For the Year Ended March 31, 2003     56,064          0.76             4.06              1.04             70
For the Year Ended March 31, 2002     47,520          0.75             5.23              1.03            118
For the Year Ended March 31, 2001     46,827          0.96             5.57              1.14             69
 INCOME FUND
For the Year Ended March 31, 2005   $ 67,645          1.04%            3.60%             1.11%            52%
For the Year Ended March 31, 2004     95,321          0.89             3.27              1.08            103
For the Year Ended March 31, 2003     75,111          0.89             4.47              1.14             82
For the Year Ended March 31, 2002     64,047          0.81             4.83              1.08             85
For the Period Ended March 31,
  2001(c)                             70,901          1.09             5.62              1.37              4
 NEBRASKA TAX-FREE FUND
For the Year Ended March 31, 2005   $ 72,011          1.00%            3.41%             1.19%             5%
For the Year Ended March 31, 2004     84,487          0.90             3.54              1.15              9
For the Year Ended March 31, 2003     95,181          0.90             3.71              1.18             12
For the Year Ended March 31, 2002    100,111          0.86             3.92              1.14             50
For the Period Ended March 31,
  2001(c)                            121,961          1.10             3.49              1.38             --
 COLORADO TAX-FREE FUND
For the Year Ended March 31, 2005   $ 15,074          0.90%            3.13%             1.36%            27%
For the Year Ended March 31, 2004     17,075          0.90             3.20              1.17             13
For the Year Ended March 31, 2003     17,050          0.90             3.37              1.40             13
For the Year Ended March 31, 2002     16,575          0.90             3.48              1.19              3
For the Period Ended March 31,
  2001(c)                             11,855          0.90             3.67              1.57             --
 BALANCED FUND
For the Year Ended March 31, 2005   $ 27,227          0.99%            0.62%             1.38%            72%
For the Year Ended March 31, 2004     28,088          1.07             0.81              1.33             74
For the Year Ended March 31, 2003     13,484          1.35             1.16              1.53             57
For the Year Ended March 31, 2002     14,639          1.25             2.09              1.54             85
For the Year Ended March 31, 2001      6,414          1.73             2.88              2.09             77

--------------------------------------------------------------------------------
                                       40

PROSPECTUS

First Focus Funds(SM) Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                 INVESTMENT ACTIVITIES         DIVIDENDS TO SHAREHOLDERS FROM:
                                               --------------------------    ------------------------------------
                                                             NET REALIZED                      NET
                                                                 AND                        REALIZED
                                                              UNREALIZED                      GAINS
                                                                GAINS                          ON
                                  NET ASSET       NET        (LOSSES) ON                   INVESTMENTS              NET ASSET
                                   VALUE,      INVESTMENT    INVESTMENTS        NET            AND        RETURN     VALUE,
                                  BEGINNING      INCOME      AND FOREIGN     INVESTMENT      FOREIGN        OF       END OF
                                  OF PERIOD      (LOSS)        CURRENCY        INCOME       CURRENCY      CAPITAL    PERIOD
-----------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
For the Year Ended March 31, 2005  $ 9.67        $ 0.09         $ 0.96         $(0.09)       $(0.37)      $   --     $10.26
For the Year Ended March 31, 2004    7.51          0.09           2.16          (0.09)           --           --(+)    9.67
For the Year Ended March 31, 2003    9.89          0.09          (2.32)         (0.09)        (0.06)          --(+)    7.51
For the Year Ended March 31, 2002    9.51          0.12           0.50          (0.11)        (0.13)          --       9.89
For the Year Ended March 31, 2001    9.00          0.12           0.57          (0.11)        (0.05)       (0.02)      9.51
 GROWTH OPPORTUNITIES FUND
For the Year Ended March 31, 2005  $13.64        $(0.06)        $ 1.42         $   --        $   --       $   --     $15.00
For the Year Ended March 31, 2004    9.53         (0.05)          4.16             --(+)         --           --      13.64
For the Year Ended March 31, 2003   12.10         (0.04)         (2.53)            --            --           --       9.53
For the Year Ended March 31, 2002   11.22          0.06           0.90          (0.08)           --           --      12.10
For the Year Ended March 31, 2001   11.44          0.07          (0.23)         (0.06)           --           --      11.22
 SMALL COMPANY FUND
For the Year Ended March 31, 2005  $17.18        $ 0.02         $ 0.50         $(0.02)       $(0.14)      $   --     $17.54
For the Year Ended March 31, 2004   12.38          0.07           4.80          (0.07)           --           --      17.18
For the Year Ended March 31, 2003   14.79          0.07          (2.41)         (0.07)           --           --(+)   12.38
For the Year Ended March 31, 2002   12.26          0.10           2.68          (0.10)        (0.15)          --      14.79
For the Year Ended March 31, 2001   10.31          0.12           1.95          (0.12)           --           --      12.26
 INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005  $11.23        $ 0.05         $ 0.83         $(0.03)       $(0.88)      $   --     $11.20
For the Year Ended March 31, 2004    7.44          0.06           3.77          (0.04)           --           --      11.23
For the Period Ended March 31,
 2003(d)                            10.00          0.03(e)       (2.59)            --            --           --       7.44


                                                                         RATIOS/SUPPLEMENTAL DATA
                                               ----------------------------------------------------------------------------
                                                                                    NET
                                                                                INVESTMENT
                                               NET ASSETS,                        INCOME
                                                 END OF        EXPENSES TO       (LOSS) TO       EXPENSES TO
                                     TOTAL       PERIOD          AVERAGE          AVERAGE          AVERAGE        PORTFOLIO
                                   RETURN(A)     (000'S)      NET ASSETS(b)    NET ASSETS(b)    NET ASSETS*(b)    TURNOVER
---------------------------------  ----------------------------------------------------------------------------------------
 CORE EQUITY FUND
For the Year Ended March 31, 2005    11.00%     $105,864          1.23%             0.90%            1.23%            11%
For the Year Ended March 31, 2004    30.11       114,746          1.11              1.05             1.19             10
For the Year Ended March 31, 2003   (22.64)       95,000          1.12              1.08             1.25             13
For the Year Ended March 31, 2002     6.64       132,295          1.03              1.09             1.20             16
For the Year Ended March 31, 2001     7.82       144,092          1.11              1.10             1.23             86
 GROWTH OPPORTUNITIES FUND
For the Year Ended March 31, 2005     9.97%     $ 78,371          0.99%            (0.42)%           1.25%            47%
For the Year Ended March 31, 2004    43.14        73,899          1.01             (0.44)            1.10             55
For the Year Ended March 31, 2003   (21.24)       45,622          1.08             (0.43)            1.26             62
For the Year Ended March 31, 2002     8.58        53,558          0.99              0.47             1.26             83
For the Year Ended March 31, 2001    (1.38)       45,590          0.96              0.89             1.28             72
 SMALL COMPANY FUND
For the Year Ended March 31, 2005     3.00%     $ 45,709          1.39%             0.13%            1.39%             6%
For the Year Ended March 31, 2004    39.47        41,641          1.12              0.47             1.38             15
For the Year Ended March 31, 2003   (15.81)       26,478          1.20              0.60             1.63             11
For the Year Ended March 31, 2002    22.95        22,532          1.21              0.73             1.64             27
For the Year Ended March 31, 2001    20.12        11,027          1.53              1.07             2.03             46
 INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005     7.96%     $ 32,307          1.59%             0.59%            1.69%           145%
For the Year Ended March 31, 2004    51.48        23,486          1.51              0.58             1.66            103
For the Period Ended March 31,
 2003(d)                            (25.60)(f)    11,496          1.61(f)           0.52(f)          2.21             37

 * Ratios excluding waivers voluntarily reduced and expenses paid indirectly. Voluntary waivers may be stopped at any time.

 + Value is less than $0.005.

(a)Not annualized for periods less than one year.

(b)Annualized for periods less than one year.

(c)Commenced operations on March 9, 2001.

(d)Commenced operations on May 30, 2002.

(e)Per share data calculated using average share method.

(f)Net voluntary waivers from the administrator. Excluding the voluntary waivers from the administrator, the total return, ratio of expenses including waivers and ratio of net investment income would have been (26.05)%, 2.01% and 0.12%, respectively.

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

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

First Focus Funds Privacy Policy
--------------------------------------------------------------------------------

Our Commitment to You

We are bound by a privacy policy that requires us to treat private information as confidential. We will continue to protect the privacy of the information you share with us. Specific procedures have been developed to safeguard your private information and comply with government standards.

Serving Your Needs

In order to open your First Focus Funds account and provide you with high quality services, we need to know certain kinds of information. We collect non-public personal information about you from the following sources:

- Information we receive from you on applications and other forms such as your name, address, phone number, social security number and personal financial information.

- Information about your transactions and account experience with us, such as your holdings and trades.

Safeguarding Your Information

Our privacy policy safeguards the information that you have entrusted to us. Keeping your personal information secure is one of our most important responsibilities. All of the persons and companies that we retain to deal with your account are held accountable for adhering to strict standards to prevent misuse of your personal information. We safeguard your information in the following ways:

- Generally, access to information about you is restricted to individuals using it to maintain your account and act on your request for additional services.

- We, and the service providers that work for us, maintain security standards and procedures designed to protect customer information and to prevent unauthorized access to such information.

- Sharing Information With Others

In the course of conducting business and maintaining your account we may share customer information, as allowed by law, with our affiliated companies and with other service providers, including broker-dealers, custodians, transfer agents and marketing consultants. Each of these companies is required to agree to strictly safeguard the confidentiality of our customer information. There may be times when we provide information to federal, state or local authorities as required by law. We may also share information with nonaffiliated third parties if we have your consent, such as when you request it or you ask us to process a transaction that requires us to do so.

We appreciate the trust you have placed in First Focus Funds. We, in turn, respect your desire for privacy and we will work hard to keep your personal information confidential.

                           Not Part of the Prospectus

For more information on the Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI).
     The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference, which means it is legally considered part of this Prospectus. It contains more details on all aspects of the Funds.

ANNUAL/SEMI-ANNUAL REPORTS.
     These reports describe the Funds' performance, list portfolio holdings and include financial statements. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

TO OBTAIN INFORMATION:
     By phone
          Call 1-800-662-4203
     By mail
          Write to: First Focus Funds Service Center
                    P.O. Box 219022
                    Kansas City, MO 64121-9022
     On the web
          www.firstfocusfunds.com

You can review and copy information about First Focus Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about First Focus Funds are also available at the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the address below or by electronic request to publicinfo@sec.gov.

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

SEC FILE NUMBER 811-8846


                            [FIRST FOCUS FUNDS LOGO]

                           Value. Stability. Service.
                                 P.O. Box 219022
                           Kansas City, MO 64121-9022


                                                                  FF-PS-001-0300

                    First Focus Short-Intermediate Bond Fund
                             First Focus Income Fund
                       First Focus Nebraska Tax-Free Fund
                       First Focus Colorado Tax-Free Fund
                            First Focus Balanced Fund
                          First Focus Core Equity Fund
                      First Focus Growth Opportunities Fund
                         First Focus Small Company Fund
                      First Focus International Equity Fund
                         Each an Investment Portfolio of
                             FIRST FOCUS FUNDS, INC.

                       Statement of Additional Information

                                 August 1, 2005

This Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the respective Prospectuses (the "Prospectus") of First Focus Short-Intermediate Bond Fund (the "Short-Intermediate Fund"), First Focus Income Fund (the "Income Fund"), First Focus Nebraska Tax-Free Fund (the "Nebraska Fund"), First Focus Colorado Tax-Free Fund (the "Colorado Fund," and, together with the Nebraska Fund, the "Tax-Free Funds"), First Focus Balanced Fund (the "Balanced Fund"), First Focus Core Equity Fund (the "Equity Fund"), First Focus Growth Opportunities Fund (the "Growth Fund"), First Focus Small Company Fund (the "Small Company Fund") and First Focus International Equity Fund (the "International Fund"), (collectively referred to as the "Funds" and singly, a "Fund"). The Prospectus for each Fund is dated July 29, 2005. The Funds are each separate investment portfolios of First Focus Funds, Inc. (the "Company"). This SAI is incorporated in its entirety into the Prospectus. No investment in shares of a Fund should be made without first reading such Fund's Prospectus. Copies of the Prospectus may be obtained by writing the Company, P.O. Box 219022, Kansas City, Missouri, 64141-6022, or by telephoning toll free
(800) 662-4203. A prospectus may be obtained upon written request to the mailing address listed above, or by telephone request to the toll-free number listed above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
THE COMPANY ............................................................................................        1

INVESTMENT OBJECTIVES, POLICIES, AND RISKS..............................................................        1

Additional Information on Portfolio Instruments.........................................................        1
         Investment Restrictions........................................................................        14
         Portfolio Turnover.............................................................................        19

NET ASSET VALUE.........................................................................................        20

ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION...............................................        21

MANAGEMENT OF THE COMPANY...............................................................................        22

         Directors and Officers.........................................................................        23
         Investment Advisers and Sub-Adviser............................................................        30
         Portfolio Transactions.........................................................................        32
         Portfolio Holdings.............................................................................        34
         Portfolio Managers.............................................................................        36
         Banking Regulations............................................................................        38
         Administrator..................................................................................        38
         Expenses.......................................................................................        40
         Distributor....................................................................................        40
         Administrative Services Plan...................................................................        41
         Custodians.....................................................................................        43
         Transfer Agency Services.......................................................................        44
         Independent Registered Public Accounting Firm..................................................        45
         Legal Counsel..................................................................................        45
         Codes of Ethics................................................................................        45

ADDITIONAL INFORMATION..................................................................................        45

         Organization and Capital Structure.............................................................        45
         Shareholder Meetings...........................................................................        46
         Ownership of Shares............................................................................        47
         Control Persons and Principal Holders of Securities............................................        47
         Vote of a Majority of the Outstanding Shares...................................................        50
         Additional Tax Information.....................................................................        50
         Yield of the Tax-Free Funds, the Short-Intermediate Fund and the Income Fund...................        53
         Calculation of Total Return....................................................................        54
         Distribution Rates.............................................................................        54
         Performance Comparisons........................................................................        54
         Miscellaneous..................................................................................        56
         Financial Statements...........................................................................        57

APPENDIX A .............................................................................................        A-1
APPENDIX B- Proxy Voting Policies ......................................................................        B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                                   THE COMPANY

      First Focus Funds, Inc. (the "Company") is an open-end management investment company which currently offers nine investment portfolios identified on the preceding page.

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

Additional Information on Portfolio Instruments

      The following policies supplement the investment objective, policies and risks of each Fund as set forth in the Prospectus for such Fund.

      Bank Obligations. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation ("FDIC").

      The Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund, Small Company Fund and International Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

      Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

      Each Fund may invest in "investment grade" domestic and foreign commercial paper. For a complete explanation of "investment grade" commercial paper, please see Appendix A to this Statement of Additional Information. In general, investment in lower-rated instruments is more risky than investment in instruments in higher rated categories. The Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund, Small Company Fund and International Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Company Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A Fund's investment adviser or sub-adviser (each an "Adviser" and, collectively, the "Advisers") will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. No Fund will invest more than 5% of its assets in such securities.

      Foreign Investments. The International Fund may invest in foreign securities either directly or through the purchase of sponsored or unsponsored depository receipts, including American Depository Receipts ("ADRs"), Continental Depository Receipts ("CDRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Company Fund may each invest up to 10% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored ADRs.

      Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World
Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

      ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. Unsponsored depository receipts may be less liquid than sponsored ones, and there may be less information available regarding the underlying foreign issuer for the unsponsored depository receipt. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, investment companies that invest in foreign securities and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic, and social developments, possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

      Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

      Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

      Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

      Funds that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

      Fixed Income Securities. Each of the Funds may invest in fixed income securities. Any fixed income securities in which any of these Funds invest will be "investment grade." For a complete explanation of "investment grade" fixed income securities, please see appendix A to this Statement of Additional Information.

      U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.

      Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association ("GNMA") and the Export Import Bank of the United States; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each of the Funds may invest in the obligations of such agencies or instrumentalities only when the Funds' Advisers believe that the credit risk with respect thereto is minimal.

            Municipal Securities. Each of the Tax-Free Funds seeks to invest at least 80% of its assets in a portfolio of "investment grade" municipal securities which generate interest income that is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for the Nebraska Fund). This is a fundamental policy for each of these Tax-Free Funds. For a complete explanation of "investment grade" municipal securities, please see appendix A to this Statement of Additional Information.

      Municipal securities are debt obligations issued by the state, its political subdivisions, municipalities, agencies and authorities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development and other revenue bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

      The municipal securities in which a Tax-Free Fund invests consist of its respective state's tax-exempt bonds, notes, commercial paper and participation interests in municipal leases. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The revenues from which such bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

      Although the participations in municipal leases which a Tax-Free Fund may purchase (hereinafter called "lease obligations") do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and therefore may be less liquid than other municipal securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will only purchase lease obligations which are rated "investment grade" by either S&P or Moody's. Each Fund will not invest more than 10% of its net investment assets in lease obligations including, but not limited to, those lease obligations which contain "non-appropriation clauses. For a complete explanation of "investment grade" municipal securities, please see appendix A to this Statement of Additional Information.

      Each Tax-Free Fund will only purchase lease obligations which are covered by an existing opinion of legal counsel experienced in municipal lease transactions that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state's income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

      Each Tax-Free Fund also may purchase floating and variable rate demand notes from municipal and non-governmental issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. Each Fund's Adviser will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal and the relevant state's income taxation. The issuer of floating and variable rate demand notes nominally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the note holders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. Each Fund's Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes. Each Fund will not invest in derivative financial instruments other than in connection with its hedging activities.

      As noted, the Tax-Free Funds invest a substantial portion of their assets in "investment grade" municipal securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P or Baa or A by Moody's) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality municipal securities are considered to possess adequate, but not outstanding, capacities to service their obligations. An economic downturn may disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds. The existence of a liquid trading market for the municipal securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the municipal securities, that any market for the municipal securities will be maintained or of the liquidity of the municipal securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Tax-Free Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

      In addition, certain municipal securities in which a Tax-Free Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Tax-Free Fund would suffer a loss of principal.

      In addition to the foregoing, the yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the state's tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue or issuer. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by a Tax-Free Fund, particular municipal securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Tax-Free Fund.

      FACTORS THAT PERTAIN TO NEBRASKA. Because the Nebraska Fund will invest substantially all of its assets in Nebraska municipal securities, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities. Because of limitations contained in the state constitution, the State of Nebraska issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized to issue bonds secured by revenue from specific projects and activities.

      Nebraska has experienced population growth from in-migration largely related to international migration to Nebraska and from natural increases (births exceeding deaths). Accompanying population growth, Nebraska's economic growth has grown at a slow but steady pace over the past few years. Historically, the state's economy is less cyclical than the national economy; as such, we anticipate a natural lag between a pickup in the national economic activity and a rebound in Nebraska. Non-farm payroll employment has generally been positive in recent years with the exception of slightly negative job loss in 2002 and 2003. The state's unemployment rate continues to be one of the lowest in the country (3.6% in Nebraska versus 5.6% nationally as measured by preliminary numbers for 2004). While the Nebraska personal per capita income lags the nation, the proportion of the average has grown from 95.0% in 1997 to 97.2% in 1997, indicating a narrowing gap.

      FACTORS THAT PERTAIN TO COLORADO. Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized to issue short-term revenue anticipation notes.

      There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

      A 1992 amendment to the Constitution of the State of Colorado limited the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations, and raise taxes. From 2000 through 2004, Colorado lost approximately 52,000 jobs and unemployment reached 6.4% during the second quarter of 2003. Since that time, the unemployment rate has been trending downward, and the economy is growing again. The majority of expected growth for Colorado will be focused on the Front Range. The location of Colorado's Front Range makes it a prime location for companies operating on both the east and west coasts. Regional and national industries such as trucking, warehousing, and professional and financial services are expected to be the driving forces for the state's growth. Colorado's previous industry leaders: electrical machinery and instruments manufacturing, the Federal government, and air transportation maintain positive growth forecasts. The state's population has continued to grow at a pace greater than the national level. For 2004, the population grew approximately 1.5% and is expected to grow 1.8% annually for the next 10-years. The above-average growth rates, for both the economy and population, are expected to remain high due to the continual decentralization away from the west coast. Colorado boasted the nation's seventh highest per capita income for 2004 coming in just over $36,000.00.

      There can be no assurance that future economic difficulties and their impact on state and local government finances will not adversely affect the market value of Colorado

      Preferred Stock. The Short-Intermediate Fund and Income Fund may each invest up to 15% of their assets, respectively, in preferred stocks. Some of the preferred stocks in which the Funds invest trade in the over-the-counter market. These "unlisted preferred stocks" generally trade at a lower volume, which may limit their liquidity.

      When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase securities on a "when-issued" basis, the Fund will designate cash or liquid portfolio securities equal to the amount of the commitment on the Fund's records. Normally, the Fund will designate portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to designate additional assets in order to assure that the value of the designated assets remains equal to the amount of a Fund's commitment. Each Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Fund's Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets. When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous. Each of the Funds will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of the Fund's investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

      Mortgage Related Securities. The Tax-Free Funds, Short-Intermediate Fund, Income Fund and Balanced Fund may, consistent with their respective investment objective and policies, invest in mortgage related securities.

      Mortgage related securities, for purposes of such Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government related organizations such as the FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Tax-Free Funds, Short-Intermediate Fund, Income Fund, and the Balanced Fund. In addition, regular payments received in respect of mortgage related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

      The Tax-Free Funds, Short-Intermediate Fund, Income Fund and Balanced Fund may also invest in mortgage related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage related securities will be purchased by a Fund only if rated at purchase BBB or better by Standard & Poor's Corporation ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's"), or the equivalent rating or better by a nationally recognized statistical rating organization ("NRSRO"), or if unrated, considered by the Fund's Adviser to present attractive opportunities and to be of comparable quality.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. The FNMA is a government sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      As stated in the Prospectus, also included among the mortgage related securities that such Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Certain CMOs and REMICs are issued by private issuers. Such securities may be eligible for purchase by the Short-Intermediate Fund, Income Fund, and Balanced Fund if: (1) the issuer has obtained an exemptive order from the Securities and Exchange Commission ("Commission") regarding purchases by investment companies of equity interests of other investment companies, or (2) such purchase is within the limitations imposed by Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").

      Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of a Fund's weighted average maturity, the effective maturity of such securities will be used. Depending upon the prevailing market conditions, the Funds' Advisers may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Funds' Advisers will consider many factors other than current yield, including the preservation of capital, maturity and yield to maturity.

      Other Asset-Backed Securities. The Short-Intermediate Fund, Income Fund and Balanced Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARs) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDs). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

      Such securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Asset backed securities may be purchased by the Short-Intermediate Fund, Income Fund, or Balanced Fund only when rated BBB or better by Standard & Poor's Corporation ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's"), or the equivalent rating or better by nationally recognized statistical rating organization ("NRSRO"), or if unrated, considered by the Fund's Adviser to be of comparable quality.

      Asset-backed securities held by the Short-Intermediate Fund, Income Fund or Balanced Fund arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

      The estimated life of an asset-backed security may vary with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be a function of current market interest rates and other economic and demographic factors. Since prepayment experience can vary, asset-backed securities may be a less effective vehicle for locking in high long-term yields. None of these Funds will invest more than 5% of its assets in such other asset-backed securities.

      Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies as permitted by the Investment Company Act of 1940. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of these Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest, may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders.

      Income Participation Loans. The Short-Intermediate Fund, Income Fund and Balanced Fund may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured.

Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

      Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Short-Intermediate Fund, Income Fund and Balanced Fund may have a demand provision permitting such Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 5% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless such Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Company's Board of Directors will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

      The Short-Intermediate Fund, Income Fund and Balanced Fund will purchase income participation loans only if such instruments are, in the opinion of each Fund's Adviser, of comparable quality to debt securities rated BBB or better by Standard & Poor's Corporation ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's"), or the equivalent rating or better by nationally recognized statistical rating organization ("NRSRO"). None of these Funds will invest more than 5% of its assets in such securities.

      Other Loans. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Advisers. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Fund's Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors.

      Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC and/or registered broker-dealers which the Advisers deem credit-worthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be of the same type and quality as those in which such Fund may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Advisers if the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      Reverse Repurchase Agreements. Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to a Fund. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      Except as otherwise disclosed to the Shareholders of a Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

      Illiquid Securities. Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities), except the International Fund may invest up to 10% of its net assets in illiquid securities. The Board of Directors has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities ("restricted securities") exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act") (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid. The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Advisers to look to such factors as (a) the nature of the market for a security (including the institutional private or international resale market), (b) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (c) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (d) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.

      Restricted securities may be sold only in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 5% (10% for the International Fund) of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, that Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% (10% for the International Fund) or less of the value of its net assets.

      Temporary Defensive Positions. During temporary defensive periods as determined by the Advisers, as appropriate, each Fund may hold up to 100% of its total assets in high-quality short-term obligations including domestic bank certificates of deposit, bankers' acceptances, repurchase agreements secured by bank instruments, treasury securities, government issued securities and money market securities. However, to the extent that a Fund is so invested in debt obligations, such Fund may not achieve its investment objective.

      Over-the-Counter Market. The Balanced Fund, Equity Fund, Growth Fund, Small Company Fund and International Fund may each invest in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

      Small and Medium Capitalization Companies. The Growth Fund and Small Company Fund may invest in securities issued by companies with relatively smaller or medium capitalization. Some securities issued by companies with relatively smaller market capitalizations in general present greater risks than securities issued by companies with larger market capitalization and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Therefore, the net asset value of a Fund could be influenced by such price fluctuations in the securities of small-capitalization companies held by the Fund. An emphasis on appreciation and medium-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. The Funds will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Under normal market conditions, the Small Company Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks, warrants, options and rights) issued by companies having small market capitalization as defined in the prospectus.

Investment Restrictions

FUNDAMENTAL RESTRICTIONS

      Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION Vote of a Majority of the Outstanding Shares").

      Each Fund except the Tax-Free Funds will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (a) more than 5% of the value of such Fund's total assets would be invested in such issuer; or (b) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

      Each of the Funds, except the International Fund, will not:

      1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      2. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

      3. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

      The Tax-Free Funds, Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund and Small Company Fund may not:

      1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

      2. Engage in any short sales;

      3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

      4. Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus of the Funds; and

      5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

      The Growth Fund may not:

      1. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

      2. Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities); and

      3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

      The International Fund may not:

      1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and
(ii) repurchase agreements involving such securities.

            For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

      2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

      3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

      4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

      5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

      6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

NON-FUNDAMENTAL RESTRICTIONS

      The following additional investment restrictions may be changed by the Board of Directors without the vote of a majority of the outstanding Shares of a
Fund:

      Each Fund except for the International Fund may not:

      1. Purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund's net assets would be invested in securities that are illiquid.

      2. Purchase securities of other investment companies except (a) to the extent permitted by the 1940 Act and the rules, regulations and orders thereunder, or (b) in connection with a merger, consolidation, acquisition or reorganization.

In addition, the Tax-Free Funds may not buy common stocks or voting securities.

      The Tax-Free Funds, Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund and Small Company Fund may not:

      1. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

      2. Purchase or retain the securities of an issuer if, to the knowledge of such Fund's management, the officers or Directors of the Company, and the officers or Directors of First National of Nebraska, Inc., who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

      The Growth Fund may not:

      1. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of Tributary Capital Management LLC ("Tributary") to save brokerage costs on average prices among them is not deemed to result in a securities trading account.);

      2. Acquire illiquid securities if, as a result of such investments, more than five percent (5%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities; and

      3. Engage in any short sales.

      The International Fund may not:

      Purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities.

      If any percentage restriction described above (and in the Prospectus), except with respect to the limitation on borrowing, is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investment in illiquid securities to exceed such Fund's limit on its investments in such securities, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

      The International Fund has adopted a policy to invest at least 80% of its assets in equity securities. The International Fund will notify Shareholders 60 days prior to any change to this policy.

SPECIAL NON-FUNDAMENTAL DIVERSIFICATION AND CONCENTRATION POLICIES OF THE TAX-FREE FUNDS

      Each Tax-Free Fund is a non-diversified Fund under the 1940 Act. This means that more than 5% of a Fund's assets may be invested in the obligations of any issuer. The Tax-Free Funds, however, intend to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of a Fund's total assets, nor may a Fund invest more than 25% of its assets in securities backed by assets or revenues of the same or related projects. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

      In addition, because of the relatively small number of issuers of municipal securities in Nebraska and Colorado, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

      A Fund will not invest more that 25% of its total assets in any industry. However, municipal securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, no more than 25% of a Fund's assets will be invested in obligations deemed to be issued by non-governmental users in any one industry.

      Over 25% of the municipal securities in a Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and government agencies to limit rates, legislation establishing state rate-setting agencies expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to this nationwide approach, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

      Over 25% of the municipal securities in a Fund's portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980, were issued under Section 103A of the Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

      Certain of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single family mortgage revenue bends, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events.

      Over 25% of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved assets based. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

      Over 25% of the municipal securities in a Fund's portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Portfolio Turnover

      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

      As indicated in the Prospectus, the net asset value ("NAV") of each Fund is determined and the Shares of each Fund are priced each business day at the regularly scheduled close of trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time), or as of the close of the business day, whichever time is earlier. Currently, the following holidays are observed by the
Funds: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Each Fund calculates its NAV as follows:

                 NAV=     (Value of Fund Assets)-(Fund Liabilities)
                          -----------------------------------------
                          Number of Outstanding Shares

      Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Where quotations are not readily available or are deemed unreliable, the Funds' investments are valued at fair value as determined by management in good faith using methods approved by the Directors. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Directors subject to review and determination of the appropriate price by the Company, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.

      Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Funds are determined as of such times. Prices of foreign securities denominated in foreign currency shall be converted into U.S. dollar equivalents using the daily rate of exchange at the time of NAV calculation. Occasionally, events affecting the value of securities may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management in good faith using methods approved by the Directors.

      For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Directors.

      A Fund's net asset value per share will be calculated separately from the per share net asset value of the other funds of the Company. "Assets belonging to" a fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series. Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company's Funds.

            ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

      Purchases. Shares of the Funds are sold on a continuous basis by the Distributor, and the Shares may be purchased either directly from the Funds or through Banks or certain other institutions. Investors purchasing Shares of the Funds may include officers, Directors, or employees of the Advisers or their correspondent or affiliated banks.

      Customers of First National or its correspondent or affiliated banks (collectively, the "Banks") may purchase shares in connection with the requirements of their qualified accounts maintained at the Banks.

      Shares of the Funds purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks. With respect to shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to customers. A Bank will exercise voting authority for those shares for which it is granted authority by the customer.

      The Banks and other institutions may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. In addition, depending on the terms of the particular account used to purchase shares of the Funds, the Banks or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. Investors should contact their institutions with respect to these fees and the particular institution's procedures for purchasing or redeeming shares. This Prospectus should be read in conjunction with any such information received from the Banks or the institutions.

      Exchanges. If shares are purchased through a Bank or other institution, the shares may be exchanged only in accordance with the instructions and procedures pertaining to that account.

      Redemptions. If a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obligated to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer's shares of a Fund to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.

      The Transfer Agent reserves the right to reject any signature guarantee if: (1) it has reason to believe that the signature is not genuine; (2) it has reason to believe that the transaction would otherwise be improper; or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

      The Company may suspend the right of redemption or postpone the date of payment for Shares of a Fund during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

      Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Board of Directors oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

      Information about the Directors and officers of the Company is set forth below:

                            Position(s) Held    Length of
                                with the           Time               Principal Occupation(s)
 Name, Address, and Age          Company          Served                During Past 5 Years
------------------------    ----------------    ----------    ----------------------------------------
INTERESTED DIRECTORS*

Julie Den Herder               Director/        Since 2004    Vice President and Director of Shared
1620 Dodge Street              President                      Financial Services, First National of
Omaha, NE  68102                                              Nebraska, Inc., since November 2001;
Age 44                                                        Director of Shared Services, Interpublic
                                                              Group, July 1999 to November 2001. No
                                                              other directorships.

INDEPENDENT DIRECTORS

Robert A. Reed                 Director         Since 1994    President and Chief Executive Officer,
2600 Dodge Street                                             Physicians Mutual Insurance Company and
Omaha, NE  68131                                              Physicians Life Insurance Company
Age: 65                                                       (1974-present). No other directorships.

Gary D. Parker                 Director         April 2004    President, Chief Executive Officer and
1620 Dodge St.                                                Chairman, Lindsay Manufacturing Co., a
Omaha, NE  68102                                              publicly owned Manufacturer of farm
Age: 59                                                       irrigation systems, for more than Five
                                                              years. No other directorships.
OTHER EXECUTIVE OFFICERS

Michael A. Grunewald             Vice            Since        Director of Client Services, BISYS Fund
3435 Stelzer Road              President        October,      Services (1997 - present)
Columbus, OH  43219                               2003
Age: 35

Trent M. Statczar              Treasurer         Since        Vice President of Financial Services,
3435 Stelzer Road                               October,      BISYS Fund Services (1993 - present)
Columbus, OH  43219                               2003
Age: 33

Timothy J. Bresnahan           Secretary         Since,       Assistant Counsel, BISYS Fund Services
3435 Stelzer Road                               February      (February 2005 - present); Associate,
Columbus, OH  43219                               2005        Greenberg Taurig, P.A. (March 2004 -
Age: 36                                                       February 2005); Legal Product
                                                              Specialist, Deutsche Bank Asset
                                                              Management (November 2003 - February
                                                              2004); Associate, Goodwin Proctor LLP
                                                              (September 2001 - February 2003); Law
                                                              Student (August 1999 - May 2001)

                            Position(s) Held    Length of
                                with the           Time           Principal Occupation(s)
 Name, Address, and Age          Company          Served            During Past 5 Years
------------------------    ----------------    ----------    ------------------------------------
Alaina V. Metz                  Assistant         Since       Vice President, Blue Sky Compliance,
3435 Stelzer Road               Secretary        October,     BISYS Fund Services (1995 - present)
Columbus, OH  43219                                2003
Age: 38

* As defined in the 1940 Act. Ms. Den Herder is an interested Director because she is an officer of First National of Nebraska, Inc., the parent of FNB Fund Advisers, an investment adviser of the Fund.

Fund Committees

The Board has established the following committees:

      Audit Committee. The Board's Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Funds' Independent Registered Public Accounting Firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors of behalf of the full Board.

      The Audit Committee met two times in the past fiscal year. Nominations Committee. The Nominations Committee is responsible for screening and nominating candidates for election to the Board as Independent Directors of the Fund. The Nominations Committee has adopted a Charter effective November 15, 2004. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the shareholders of the Fund. Recommendations can be submitted to: First Focus Funds, Inc., 1620 Dodge Street, Mail Stop 1071, Omaha, NE 68102, Attention: Chairman, Nominations Committee. The Nominating Committee met one time in the past fiscal year.

      In considering candidates for selection or nomination to the Board, the Nominations Committee will consider various factors, including a candidate's education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Investment Advisers with respect to the candidate, the candidate's other business and professional activities, and other factors that may be deemed relevant by the Nominations Committee.

      Fair Value Committee. The Board has a standing Fair Value Committee that is composed of various representatives of the Company's service providers and FNB Fund Advisers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee meets periodically, as necessary, and met 6 times in the most recently completed Company fiscal year.

      Board Considerations in Approving the Advisory and Sub-Advisory Agreements. As discussed in the section of this SAI entitled "Management of the Company - Investment Advisers and Sub-Adviser," the Board's continuance of the Advisory Agreements and Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Company and (ii) by the vote of a majority of the Directors who are not parties to the Advisory or Sub-Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors calls and holds a meeting to decide whether to renew the Advisory and Sub-Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisers and Sub-Adviser. The Directors use this information, as well as other information that the Advisers, Sub-Adviser and other service providers may submit to the Board, to help them decide whether to renew the Advisory and Sub-Advisory Agreements for another year.

      On June 2, 2005, the Board of Directors approved Investment Advisory Agreements between the Funds and: (1) FNB Fund Advisers with respect to the Short- Intermediate Bond Fund, the Core Equity Fund, the Small Company Fund, the Income Fund, the Nebraska Tax-Free Fund and the International Equity Fund; and
(2) Tributary Capital Management LLC (formerly FNC Fund Advisers) with respect to the Growth Opportunities Fund, Colorado Tax-Free Fund and the Balanced Fund. In determining whether it was appropriate to approve each Advisory Agreement, the Board requested and received information from FNB Fund Advisers and Tributary Capital Management LLC that it believed to be reasonably necessary to reach its conclusion.

      At the meeting, the Board evaluated, among other things, written information provided by FNB Fund Advisers and Tributary Capital Management LLC, and answers to questions posed by the Board to representatives of FNB Fund Advisers and Tributary Capital Management LLC. The information provided by FNB Fund Advisers and Tributary Capital Management LLC consisted of, among other things, a comparison of the Funds' performance versus a peer group of substantially similar mutual funds. The Board also evaluated information provided by an independent third party that consisted of a comparison of the Funds' management fees and total expense ratios versus a peer group of substantially similar mutual funds. expense ratios versus a peer group of substantially similar mutual funds. Specifically, the Board noted the following with respect to each Fund:

      Short-Intermediate Bond Fund: Underperformed its benchmark index in the short-term, but outperformed the index for the 3-year period. Performance for the 5-year period was comparable to the index. Actual advisory fees were less than the average of its Lipper peer group.

      Income Fund: Underperformed its benchmark index in the short-term, but outperformed the index for the 5-year period. Achieved a 3-star Morningstar rating. Advisory fees were comparable to the average of its Lipper peer group.

      Nebraska Tax-Free Fund: Performance very similar to that of its benchmark index (outperformed index in first quarter of 2005 and 3-year periods, slightly underperformed index for 1-year period). Achieved 4-star Morningstar rating. Actual advisory fees were less than the average of its Lipper peer group.

      Colorado Tax-Free Fund: Underperformed its benchmark index in the short-term, but comparable to the index for the 3-year period. Actual advisory fees were less than the average of its Lipper peer group.

      Balanced Fund: Outperformed its benchmark for the 1-year, 3-year, and 5-year periods and achieved a 5 star Morningstar rating for the 3-year, 5-year, and Overall periods. Actual advisory fees were significantly less than the average of its Lipper group.

      Core Equity Fund: Outperformed its benchmark index for the 1-year and 5-year periods. Advisory fees were comparable to the average of its Lipper peer group.

      Growth Opportunities Fund Outperformed its benchmark index for all periods and achieved a 5 star Morningstar rating for the 5-year period. Actual advisory fees were significantly less than the average of its Lipper group.

      Small Company Fund Underperformed its benchmark index in the short term, but significantly surpassed the benchmark for the 5-year period (12.30% versus 6.26%). Advisory fees were less that the average of its Lipper peer group.

      International Equity Fund Underperformed its benchmark index in the short term but ranked in the top 20% of its peers for the month of May, 2005. Advisory fees were average for Fund's Lipper peer group.

      The Board also noted that neither adviser employed breakpoints in their fee arrangements which would benefit shareholders as the funds grew, but did observe that both advisers had voluntarily waived a portion of their fee in order to keep total expenses down.

      The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Directors discussed the written materials that the Board received before the meeting and the Advisers' oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based on its review of the information requested and provided, the Board of Directors determined that each Advisory Agreement is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

      - The investment advisory fees payable to each Adviser under its Advisory Agreement are fair and reasonable in light of the services to be provided, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by similar mutual funds;

      - Each Advisory Agreement did not increase current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

      - Each Adviser's brokerage practices (including any soft dollar arrangements) and portfolio transactions;

      - The nature, quality and extent of the investment advisory services provided by each Adviser, including each Adviser's reputation, expertise and resources in domestic financial markets;

      - The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Adviser;

      -     Possible conflicts of interest; and

      -     Each Fund's performance compared with similar mutual funds.

      Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Directors, unanimously: (a) concluded that terms of the Advisory Agreements are fair and reasonable; (b) concluded that the Advisers' fees are reasonable in light of the services that the Advisers provide to the Funds; and (c) agreed to renew the Advisory Agreements for another year.

      On June 2, 2005, the Board of Directors also approved the continuation of the forms, terms and conditions of the Investment Sub-Advisory Agreement with KBC Asset Management International Limited ("KBCAM") with respect to the International Equity Fund. In determining whether it was appropriate to approve the Sub-Advisory Agreement, the Board requested and received information from KBCAM that it believed to be reasonably necessary to reach its conclusion.

      At the meeting, the Board evaluated written information provided by KBCAM that consisted of, among other things, a comparison of the International Equity Fund's performance versus a peer group of substantially similar mutual funds. The Board also evaluated information provided by an independent third party that consisted of a comparison of the International Equity Fund's management fees and total expense ratios versus a peer group of substantially similar mutual funds. Specifically, the Board noted that the International Equity Fund commenced operations in May 2002 and, thus, had not yet received a Morningstar rating and underperformed its benchmark for the one-year period. However, the advisory fees were comparable to the average fees of its Lipper group.

      The Board also noted that KBCAM did not employ breakpoints in their fee arrangements which would benefit shareholders as the funds grew, but did observe that KBCAM had voluntarily waived a portion of its fee in order to keep total expenses down.

      The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Directors discussed the written materials that the Board received before the meeting and any other information that the Board received at the meeting, and deliberated on the renewal of the Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based on its review of the information requested and provided, the Board of Directors determined that the Sub-Advisory Agreement is consistent with the best interests of the International Equity Fund and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

      - The investment sub-advisory fee payable to the Sub-Adviser under its Sub-Advisory Agreement is fair and reasonable in light of the services to be provided, the profitability of the Sub-Adviser's relationship with the International Equity Fund, and the comparability of the proposed fee to fees paid by similar mutual funds;

      - The Sub-Advisory Agreement did not increase current investment advisory or sub-advisory fees or overall operating expenses of the International Equity Fund over historical fee and expense levels;

      - The Sub-Adviser's brokerage practices (including any soft dollar arrangements) and portfolio transactions;

      Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Directors, unanimously: (a) concluded that terms of the Sub-Advisory Agreement are fair and reasonable; (b) concluded that the Sub-Adviser's fee is reasonable in light of the services that the Sub-Adviser provides to the International Equity Fund; and
(c) agreed to renew the Sub-Advisory Agreement for another year.

      The following table sets forth, for each Company Director, the dollar range of equity securities the Director beneficially owned in each Fund, and in the Company in the aggregate, as of March 31, 2005.

                            Ms. Den Herder  Mr. Parker  Mr. Reed
Short-Intermediate Fund        $  - 0 -      $ - 0 -    $ - 0 -

Income Fund                    $ 13,230      $ - 0 -    $ - 0 -
Nebraska                       $  - 0 -      $ - 0 -    $ - 0 -
Colorado                       $  - 0 -      $ - 0 -    $ - 0 -
Balanced Fund                  $  - 0 -      $ - 0 -    $ - 0 -
Equity Fund                    $  - 0 -      $ - 0 -    $ - 0 -
Growth Fund                    $  - 0 -      $ - 0 -    $ - 0 -
Small Company Fund             $  4,724      $ - 0 -    $ - 0 -
International Fund             $  - 0 -      $ - 0 -    $ - 0 -
All Funds in the Aggregate     $  - 0 -      $ - 0 -    $ - 0 -

      The following table sets forth certain information concerning compensation paid by the Company to its Directors and officers in the fiscal year ending March 31, 2005.

                                           Pension or
                                           Retirement
                                            Benefits      Estimated      Total
                          Aggregate        Accrued as       Annual    Compensation
                         Compensation    Part of Company  Retirement      From
  Name and Position     Paid by Company     Expenses       Benefits     Company
---------------------   ---------------  ---------------  ----------  ------------
Michael A. Grunewald            -0-             -0-          -0-            -0-
Vice President

Trent M. Statczar               -0-             -0-          -0-            -0-
Treasurer

Timothy J. Bresnahan            -0-             -0-          -0-            -0-
Secretary

Alaina V. Metz                  -0-             -0-          -0-            -0-
Assistant Secretary

Robert A. Reed               $6,000             -0-          -0-         $6,000
Director

Julie Den Herder              - 0 -             -0-          -0-            -0-
Director

Gary D. Parker                  -0-             -0-          -0-            -0-

      As of March 31, 2005, the Company's officers and Directors, as a group, owned less than 1% of each Fund's outstanding Shares.

      The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. BISYS Fund Services Ohio, Inc. (the "Administrator") receives fees from each of the Funds for acting as administrator and the Administrator or its affiliates may receive fees from each of the Funds pursuant to the Distribution and Service Plan and the Administrative Services Plan described below. Mr. Grunewald, Mr. Statczar, Mr. Bresnahan, and Ms. Metz are employees of, and are compensated by, the Administrator.

Proxy Voting Policies

      The Company has delegated to its Investment Adviser and Investment Sub-Advisers the authority to vote proxies relating to portfolio securities owned by the Funds. The Board of Directors has reviewed and approved the policies and procedures that govern the voting of such proxies. A complete copy of those policies and procedures is attached as Appendix B.

Investment Advisers and Sub-Adviser

      Investment advisory services are provided to the Nebraska Tax-Free Fund, Short-Intermediate Fund, Income Fund, Equity Fund, Small Company Fund and International Fund by FNB Fund Advisers ("FNB"), a division of First National Bank of Nebraska ("First National"), pursuant to the investment advisory agreement dated as of December 20, 1994 as amended as of December 5, 1995, June 4, 1996 and February 14, 2005 (the "FNB Advisory Agreement"). First National is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.

      Tributary Capital Management LLC ("Tributary") provides investment advisory services to the Colorado Fund, Growth Fund and Balanced Fund. Tributary is a wholly owned subsidiary of First National Bank in Fort Collins, which is a wholly owned subsidiary of First National Colorado, Inc., which is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.

      Under the Advisory Agreements, FNB and Tributary have agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Funds, respectively, pay a fee equal to the lesser of (a) a fee computed daily and paid monthly, at the following annual rates of the average daily net assets of that Fund:

                    Fee Paid    Fee Paid
      Fund           to FNB   to Tributary
------------------  --------  ------------
Short-Intermediate    .50%
Income                .60%
Nebraska              .70%
Colorado                         .70%
Balanced                         .75%
Core Equity           .75%
Growth                           .75%
Small Company         .85%
International        1.00%

or, (b) such other fee as may be agreed upon from time to time in writing by the Company and FNB or Tributary. FNB or Tributary may periodically voluntarily reduce all or a portion of their advisory fees with respect to any Fund, which reduction would increase the net income of that Fund available for distribution as dividends.

      Investment sub-advisory services are provided to the International Fund by KBCAM pursuant to the Investment Sub-Advisory Agreement dated April 15, 2002 (the "Sub-Advisory Agreement," and together with the Investment Advisory Agreements, the "Advisory Agreements"). KBCAM is wholly-owned by KBC Asset Management Limited, which is a wholly-owned subsidiary of KBC Asset Management N.V.

      Under the Sub-Advisory Agreement, KBCAM has agreed to provide investment advisory services as described in the prospectus of the International Fund. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the Adviser pays KBCAM a fee equal to ..50% of the average daily net assets of the Fund.

      Set forth below are the advisory fees, net of fee waivers, FNB earned for the three previous fiscal periods ended March 31.

                     Fiscal Year Ended March 31, 2003:

                              Advisory fees
     Fund                 (net of fee waivers)           Fee Waivers
Short-Intermediate               $153,717                  $102,480
Bond                             $192,451                  $ 38,490
Income                           $296,946                  $117,396
Nebraska                         $507,217                  $202,889
Balanced                         $104,051                  $    -0-
Core Equity                      $755,955                  $ 53,998
Small Company                    $119,885                  $ 83,918
International                    $ 46,058                  $ 11,515

                     Fiscal Year Ended March 31, 2004:

                               Advisory fees
     Fund                   (net of fee waivers)         Fee Waivers
Short-Intermediate                 $201,726                $112,331
Income                             $409,552                $116,644
Nebraska                           $462,641                $180,978
Balanced                           $120,672                $ 39,223
Core Equity                        $764,759                $ 34,317
Small Company                      $221,863                $ 75,394
International                      $146,704                $ 27,406

                     Fiscal Year Ended March 31, 2005:

                               Advisory fees
     Fund                    (net of fee waivers)        Fee Waivers
Short-Intermediate                $241,587                 $ 93,950
Income                            $415,871                 $ 54,927
Nebraska                          $387,364                 $144,313
Balanced*                         $ 89,126                 $ 98,385
Core Equity                       $812,910                 $    -0-
Small Company                     $374,686                 $    -0-
International                     $246,863                 $ 27,429

Set forth below are the advisory fees, net of fee waivers, Tributary earned for the three previous fiscal periods ended March 31.

                       Fiscal Year Ended March 31, 2003:

                    Advisory Fees
 Fund            (net of fee waivers)            Fee Waivers
Colorado                  $ 39,531                   $78,636
Growth                    $360,769                   $   -0-

                       Fiscal Year Ended March 31, 2004:

                     Advisory Fees
 Fund             (net of fee waivers)           Fee Waivers
Colorado                  $ 75,921                   $42,149
Growth                    $445,147                   $10,383

                       Fiscal Year Ended March 31, 2005:

                     Advisory Fees
 Fund             (net of fee waivers)           Fee Waivers
Colorado                  $ 38,360                  $ 75,279
Growth                    $368,486                  $198,737
Balanced                  $ 89,126                  $ 98,385

Unless otherwise terminated, the Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if, as to each Fund, such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION" in the SAI), and a majority of the Directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a Fund at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by the Advisers. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

      The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard by the Advisers of their duties and obligations thereunder.

      First National also serves as custodian for certain Funds as more fully discussed under "Custodians" below.

Portfolio Transactions

      Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of fixed income debt securities acquired for the Short-Intermediate Fund and Balanced Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of other portfolio securities for the Funds generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter may take the form of principal transactions with dealers, or may involve the payment of negotiated brokerage commissions.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisers may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and does not reduce the advisory fees payable to the Advisers by the Funds. Such information may be useful to the Advisers in serving a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to each of the Funds. The Advisers may authorize a Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Advisers' overall responsibilities to the accounts they manage.

      While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the three previous fiscal years ending on March 31, the Funds paid the following brokerage commissions on their respective total transactions:

                      Fiscal Period Ended March 31, 2003:

    Fund                Brokerage Commissions         Total Transactions
Balanced                         $21,448                 $ 22,894,674
Equity                           $45,651                 $149,753,062
Growth                           $96,686                 $ 71,891,918
Small Company                    $25,063                 $ 55,875,723
International                    $35,002                 $    100,463

                Fiscal Period Ended March 31, 2004:

    Fund                Brokerage Commissions         Total Transactions
Balanced                         $ 33,747                $22,796,347
Equity                           $ 43,319                $24,383,824
Growth                           $122,037                $72,062,083
Small Company                    $ 22,885                $11,450,893
International                    $ 79,881                $39,270,585

                      Fiscal Period Ended March 31, 2005:

    Fund                Brokerage Commissions         Total Transactions
Balanced                         $ 33,667                $24,069,771
Equity                           $ 50,331                $38,698,716
Growth                           $118,910                $75,658,765
Small Company                    $ 19,406                $ 9,477,739
International                    $116,174                $81,362,436

During the fiscal year ended March 31, 2005, the Funds did not direct brokerage transactions to brokers because of research services provided.

      The Funds do not participate in directed brokerage arrangements with BISYS Fund Services, Limited Partnership (the "Distributor"). However, in the future, each Fund may determine to participate in directed brokerage arrangements with other brokers. Through directed brokerage arrangements, an Adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of a Fund's brokerage to certain brokers.

      Prior to October 1, 2003, each Fund was permitted to participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, an Adviser may have, consistent with its obligation to obtain best execution, elected to direct a portion of a Fund's brokerage to SIDCO. SIDCO had established clearing relationships with a variety of domestic and international brokers. When Fund brokerage was directed to SIDCO, a Fund received credits that were applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, company fees and expenses, ratings fees, registration fees and organizational expenses. During the fiscal year ended March 31, 2003 the Balanced Fund paid $13,180 and the Growth Fund paid $72,250 in such directed brokerage. From April 1, 2003 to September 30, 2003, the Balanced Fund paid $2,812 and the Growth Fund paid $9,840 in such directed brokerage.

      Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Company will not, on behalf of any of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Distributor, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

      Investment decisions for each Fund are made independently from those for the other Funds of the Company, any other investment company or account managed by the Advisers. Any such other fund, investment company or account may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreements, in making investment recommendations for each of the Funds, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Company is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

Portfolio Holdings

      Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

            (1) the Funds' service providers including the Funds' custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds' day-to-day operations ("Service Providers"); and

            (2) certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody's Investors Service, Morningstar, Standard & Poor's Rating Service and Thomson Financial) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers"). Generally such information is provided to non-service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

      Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

            (1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

            (2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds' Disclosure Policies; or

            (3) the recipient provides assurances of its duty of confidentially by such means as certification as to its policies' adequacy to protect the information that is disclosed.

      Neither the Fund nor any service provider to the Fund may disclose material information about the Fund's holdings, trading strategies implemented or to be implemented in the Fund or about pending transactions in the Fund to other third parties except that information about portfolio holdings may be made available to such third parties:

   - by providing a copy of the fund's latest annual or semi-annual report or the fund's latest Form N-Q,

   - in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or

   - when the fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed.

      Such disclosures shall be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be reported periodically to the Board. In no event shall such information be disclosed for compensation.

      The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

Portfolio Managers

      Mark A. Wynegar and Brian J. Mosher share responsibility for managing the Small Company Fund; Brian J. Mosher and Todd R. Trautman share responsibility for managing the Core Equity Fund; Michael D. Hansen and Travis J. Nordstrom share responsibility for managing the Short-Intermediate Bond Fund, Income Fund, and Nebraska Fund; Geoffrey Randells is responsible for managing the International Equity Fund; David C. Jordan and Tiffani D. Boskovich share responsibility for managing the Balanced Fund; David C. Jordan manages the Growth Fund; and Tiffani D. Boskovich manages the Colorado Fund.

      Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. As of March 31, 2005, information regarding these other accounts is set forth below.


                         OTHER REGISTERED          OTHER POOLED
                       INVESTMENT COMPANIES    INVESTMENT VEHICLES          OTHER ACCOUNTS
                      ----------------------  ----------------------  --------------------------
 PORTFOLIO MANAGER     NUMBER   TOTAL ASSETS  NUMBER   TOTAL ASSETS     NUMBER     TOTAL ASSETS
--------------------  --------  ------------  ------  --------------  ----------  --------------
Mark A. Wynegar           0          0           4    $ 23.3 million      74      $ 87.2 million

Brian J. Mosher           1     $105.9 million   0           0            51      $339.2 million

Todd R. Trautman          0          0           1    $ 18.1 million      64      $194.9 million

Michael D. Hansen         0          0          11    $169.0 million      31      $108.0 million

Travis J. Nordstrom       0          0          11    $169.0 million      31      $108.0 million

Geoffrey Randells         0          0           0           0             0             0

David C. Jordan           0          0           0           0           292      $187.0 million

Tiffani D. Boskovich      0          0           1    $ 11.4 million      41      $ 16.8 million


      As of March 31, 2005, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

                      REGISTERED INVESTMENT      OTHER POOLED
                            COMPANIES        INVESTMENT VEHICLES      OTHER ACCOUNTS
                      ---------------------  --------------------  --------------------
 PORTFOLIO MANAGER    NUMBER   TOTAL ASSETS  NUMBER  TOTAL ASSETS  NUMBER  TOTAL ASSETS
-------------------   ------   ------------  ------  ------------  ------  ------------
Mark A. Wynegar          0           0         0          0           0         0

Brian J. Mosher          0           0         0          0           0         0

Todd R. Trautman         0           0         0          0           0         0

Michael D. Hansen        0           0         0          0           0         0

Travis J. Nordstrom      0           0         0          0           0         0

Geoffrey Randells        0           0         0          0           0         0

                      REGISTERED INVESTMENT      OTHER POOLED
                            COMPANIES        INVESTMENT VEHICLES      OTHER ACCOUNTS
                      ---------------------  --------------------  --------------------
 PORTFOLIO MANAGER    NUMBER   TOTAL ASSETS  NUMBER  TOTAL ASSETS  NUMBER  TOTAL ASSETS
-------------------   ------   ------------  ------  ------------  ------  ------------
David C. Jordan          0           0         0          0           0         0

Tiffani D. Boskovich     0           0         0          0           0         0

Conflicts of Interests. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. The Fund does not believe that any material conflicts are likely to arise out of these portfolio managers oversight of the other accounts. Those accounts are managed relative to different benchmarks and different investment policies which can result in performance variations, but none reported a conflict of interest in investment strategy, asset allocation, or in any other manner. In addition, the Advisers have policies and procedures, enforced by the Advisers' compliance department, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. Further, the Fund's Code of Ethics addresses potential conflicts of interest and requires access persons to obtain pre-clearance before acquiring beneficial ownership of Fund securities issued pursuant to an initial public offering or a limited offering. .

Compensation. Each portfolio manager receives a fixed salary based upon experience and market value. Participation in each adviser's defined contribution (401k) plan is voluntary. Each portfolio manager is eligible to receive a bonus. Bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon Fund pre-tax performance versus that Fund's benchmark. Mr. Jordan and Ms. Boskovich's bonuses are based on investment performance of the funds they manage and financial performance of Tributary Capital Management LLC ("Tributary"). Their bonuses are calculated as a percentage of Tributary's income. Fund performance for the purpose of calculating Mr. Jordan's and Ms. Boskovich's bonuses is measured against the Morningstar category that is comparable to the relevant fund.

Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of March 31, 2005, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

 PORTFOLIO MANAGER          DOLLAR RANGE FUND
--------------------        -------------------
Mark A. Wynegar             $ 50,000 - $100,000

Brian J. Mosher             $100,001 - $500,000

Todd R. Trautman            $  10,001 -$ 50,000

Michael D. Hansen           None

Travis J. Nordstrom         None

Geoffrey Randells           None

David C. Jordan             $100,001 - $500,000

Tiffani D. Boskovich        $  10,000 -$ 50,000

Banking Regulations

      Prior to November, 1999, various judicial and administrative interpretations had interpreted Federal law, including the Federal Glass-Steagall Act, as limiting the mutual fund activities of certain banks and bank holding companies. The Gramm-Leach-Bliley Financial Modernization Act was passed in November, 1999 and effectively repeals the Glass-Steagall Act.

      The Advisers believe that they possessed, prior to the repeal of the Glass-Steagall Act, and continue to possess, the legal authority to perform the services for each of the Funds contemplated by the Prospectus, this SAI, the Advisory Agreements, the Custodian Agreement and the Servicing Agreement without violation of applicable statutes and regulations. The Advisers have been advised by their counsel that counsel believes that such laws should not prevent the Advisers from providing the services required of them under the Advisory Agreements, the Custodian Agreement, and the Servicing Agreement. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Advisers from continuing to perform such services for the Company. Depending upon the nature of any changes in the services which could be provided by the Advisers, the Board of Directors of the Company would review the Company's relationship with the Advisers and consider taking all action necessary in the circumstances.

Administrator

      BISYS Fund Services Ohio, Inc. serves as administrator (the
"Administrator") to each of the Funds pursuant to the Administration Agreement dated October 1, 2003 (the "Administration Agreement"). The Administrator and its affiliates provide administration and distribution services to other investment companies.

      Under the Administration Agreement, the Administrator has agreed to provide office space, facilities, equipment and personnel; prepare and file the annual update to the Company's registration statement, other amendments to the Company's registration statement, and supplements to its prospectus and statement of additional information; prepare and file timely notices required pursuant to Rule 24f-2 under the 1940 Act and semi-annual reports on Form N-SAR and N-CSR; coordinate and supervise the preparation and filing of tax returns; prepare materials necessary to register the securities of the Funds pursuant to state securities laws; calculate the income and expense accruals of the Funds; calculate daily net asset values and income factors of the Funds; maintain general and auxiliary ledgers; prepare financial statements; coordinate the printing and distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies in connection with shareholder meetings; maintain each Fund's expense accruals and control disbursements; obtain, maintain and file the First Focus Funds' fidelity bond required by the Act; assist in developing compliance procedures for each Fund, and provide compliance monitoring services incorporating certain of those procedures, including, among other matters, compliance with each Fund's investment objective, defined investment policies, and restrictions, and tax diversification, distribution and income requirements; monitor each Fund's status as a regulated investment company under Subchapter M of the Code, as amended; and generally assist in each Fund's administrative operations.

      For the performance of administrative services, the Company pays the Administrator a fee based on each Fund's average value of its daily net assets as follows:

    Asset Level          Fee Rate
-------------------      --------
First $600 million        0.15%
$600 - $800 million       0.13%
Over $800                 0.11%

      Under the Administration Agreement, the Company pays the Administrator a minimum complex fee equal to the number of Funds times $30,000 or approximately $270,000. The minimum fee increases or decreases if funds are added to or deleted from the Fund complex. In addition, the Company pays the Administrator $15,000 per year for providing an employee to serve as the Company's AML Compliance Officer. Unless otherwise terminated as provided therein, the Administration Agreement has an initial term of three years and thereafter will remain in effect from year to year for successive annual periods ending on September 30.

      First National Bank of Omaha serves as sub-administrator (the "Sub-Administrator") to each of the Funds pursuant to a sub-administration agreement dated October 1, 2003 (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator performs certain administrative services for the Company and the Funds. The Administrator pays the Sub-Administrator a fee for providing such services.

      Prior to October 1, 2003, SEI Investments Global Funds Services ("SEI") served as administrator to each of the Funds. SEI received a fee from the Company (prorated to the respective Funds based upon their net assets) for its services as administrator equal to the lesser of a fee calculated daily and paid periodically, at the annual rate of twenty one-hundredths of one percent (0.20%) of that Company's average daily net assets, subject to a minimum fee of $638,500. The Company was subject to a minimum fee of $50,000 for each new Fund, and a minimum fee of $15,000 per class for each new class of shares added to a Fund. The following table shows the net administration fees, and fees waived, during the last three fiscal years:

                           FEES PAID TO ADMINISTRATOR

                       Year Ended       April 1 2003 -    October 1, 2003-    Year Ended
                     March 31, 2003*  September 30,2003*  March 31, 2004    March 31, 2005
                    ----------------  ------------------  ----------------  ---------------
                       Net     Fees      Net      Fees      Net     Fees      Net     Fees
       Fund           Fees    Waived    Fees     Waived    Fees    Waived    Fees    Waived
------------------  --------  ------  --------  --------  -------  -------  -------  ------
Short-Intermediate  $102,480  - 0 -   $ 60,044    - 0 -   $49,185   - 0 -   100,662    0
Bond                $ 76,781  - 0 -      - 0 -    - 0 -     - 0 -   - 0 -         0    0
Income              $138,115  - 0 -   $ 77,674    - 0 -   $73,294   - 0 -   117,701    0
Nebraska            $202,889  - 0 -   $ 94,954    - 0 -   $66,704   - 0 -   113,932    0
Colorado            $ 33,762  - 0 -   $ 16,830    - 0 -   $12,678   - 0 -    24,351    0
Balanced            $ 27,747  - 0 -   $ 16,163    - 0 -   $19,857   - 0 -    37,503    0
Core Equity         $215,990  - 0 -   $102,296    - 0 -   $83,095   - 0 -   162,583    0
Growth              $ 96,206  - 0 -   $ 53,497    - 0 -   $50,984   - 0 -   113,446    0
Small Company       $ 47,954  - 0 -   $ 31,146    - 0 -   $29,098   - 0 -    66,122    0
International **    $ 11,515  - 0 -   $ 13,894    - 0 -   $15,696   - 0 -    41,144    0

* Services were provided by a predecessor administrator

** Commenced operations on May 30, 2002.

      Under the Compliance Services Agreement, the Administrator designates one of its employees to serve as the Company's anti-money laundering compliance officer ("AML Compliance Officer") to assist in administering the Company's anti-money laundering program.

Expenses

      The Investment Advisory Agreements provide that if total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, FNB and Tributary will reimburse that Fund by the amount of such excess in proportion to its respective fees. As of the date of this SAI, the Funds are not aware of any state imposed expense limitation applicable to the Funds. Fees imposed upon customer accounts by FNB or Tributary or their affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.

      The Advisers and the Administrator each bear all expenses in connection with the performance of their services as investment advisers and administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses; taxes; interest; any brokerage fees and commissions; fees and expenses of the Directors of the Company; Commission fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Administrator, custodian and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company's existence; costs of Shareholders' and Directors' reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in a Fund's operation.

Distributor

      BISYS Fund Services, Limited Partnership serves as the distributor (the "Distributor") to each of the Funds pursuant to the Distribution Agreement dated October 1, 2003 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods ending on September 30 if approved at least annually (a) by the vote of a majority of the Company's Board of Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of the Company's Board of Directors or the vote of a majority of the outstanding shares of the Company. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

      The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives distribution fees from certain of the Funds as authorized by the distribution and service plan described below.

      Prior to October 1, 2003, SEI Investments Distribution Co. served as the Fund's distributor pursuant to a distribution agreement dated October 1, 2000. SEI Investments Distribution Co. received no underwriting commissions under their distribution agreement with the Company prior to July 31, 2001

      As described in the Prospectus, the Company has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund, except the International Fund is authorized to make payments to banks, including FNB, other institutions and broker-dealers, (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor. The Plan authorizes each Fund, except the International Fund, to make payments with respect to certain classes of shares in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of that Fund. As of the date hereof the Company has no class of shares outstanding to which the Plan is applicable.

      Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Funds as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of financial services agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

      As required by Rule 12b-1, the Plan was approved by the sole shareholder of each of the Funds and by the Board of Directors, including a majority of the Directors who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Directors, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Company shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of the majority of the outstanding Shares of any of the Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (a) by the vote of a majority of the Independent Directors, and (b) by a vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

      The Board of Directors of the Company believes that the Plan, if activated, would be in the best interests of each Fund since it would encourage Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.

Administrative Services Plan

      As described in the Prospectus, the Company has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including First National, its correspondent and affiliated banks, and the Distributor (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Funds, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Funds pursuant to specific or pre-authorized instructions. Payments to such service organizations are made pursuant to Servicing Agreements between the Company and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net assets of that Fund. The Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Directors"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Directors. The Directors review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Directors, provided that any material amendments also require the vote of a majority of the Disinterested Directors. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Directors shall be committed to the discretion of the Company's Disinterested Directors. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Directors. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Directors, including a majority of the Disinterested Directors.

      As authorized by the Services Plan, the Company has entered into a Servicing Agreement with First National pursuant to which First National has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (a) processing dividend and distribution payments from a Fund on behalf of customers; (b) providing periodic statements to its customers showing their positions in the Shares; (c) arranging for bank wires; (d) responding to routine customer inquiries relating to services performed by First National; (e) providing subaccounting with respect to the Shares beneficially owned by First National's customers or the information necessary for subaccounting; (f) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to its customers; (g) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (h) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or preauthorized instructions. In consideration of such services, the Company, on behalf of each Fund, except the Growth Fund may pay First National a monthly fee, computed at the annual rate of .10% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom First National has provided services under the Servicing Agreement. The following table shows the net fees paid pursuant to the Services Plan, and the fees waived, during the last three fiscal years:

                        ADMINISTRATIVE SERVICES PLAN FEES
                             PAID TO FIRST NATIONAL

                       Year Ended        Year Ended        Year Ended
                     March 31, 2003    March 31, 2004    March 31, 2005
                    ----------------  ----------------  ----------------
                      Net      Fees     Net      Fees     Net      Fees
      Fund            Fees    Waived    Fees    Waived    Fees    Waived
------------------  -------  -------  -------  -------  --------  ------
Short-Intermediate  $25,619  $25,620  $42,481  $20,330  $ 67,107    -0-
Bond                $19,244  $19,246    - 0 -    - 0 -       -0-    -0-
Income              $34,490  $34,493  $60,070  $27,628  $ 78,465    -0-
Nebraska            $49,579  $49,583  $60,541  $31,403  $ 75,953    -0-
Colorado                                                $ 16,234    -0-
Balanced            $ 6,936  $ 6,937  $15,205  $ 6,114  $ 25,001    -0-
Equity              $53,953  $53,957  $72,224  $34,318  $108,387    -0-
Growth                                                  $ 75,629    -0-
Small Company       $11,879  $11,879  $24,200  $10,771  $ 44,080    -0-
International*      $ 5,757    - 0 -  $17,411    - 0 -  $ 27,429    -0-

*Commenced operations on May 30, 2002.

      In addition, the Company, on behalf of a Fund, may enter into, from time to time, other Servicing Agreements with other service organizations pursuant to which such Service Organizations will provide similar services as those discussed above.

Custodians

      First National (the "Custodian"), 1620 Dodge Street, Omaha, Nebraska 68197, in addition to serving as an investment adviser and Transfer Agent to the Funds, also serves as custodian to each of the Funds, except the International Fund, pursuant to the Custodian Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998 (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each Fund pays the Custodian a fee, computed daily and paid monthly, at the annual rate of .03% of such Fund's average daily net assets.

      The Northern Trust Company (the "International Custodian"), located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as custodian to the International Fund pursuant to the Custodian Agreement dated April 15, 2002, (the "International Custodian Agreement"). The International Custodian's responsibilities include safeguarding and controlling the International Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund's investments. In consideration of such services, the International Fund pays the International Custodian a fee, computed daily and paid monthly, at the annual rate of 0.065% of the Fund's average daily net assets. The following table shows the net custody fees, and fees waived, during the last three fiscal years:

                                  CUSTODY FEES

                       Year Ended       Year Ended **     Year Ended **
                     March 31, 2003     March 31, 2004    March 31, 2005
                    ----------------  -----------------  ---------------
                      Net      Fees     Net      Fees      Net     Fees
      Fund           Fees     Waived   Fees     Waived    Fees    Waived
------------------  -------  -------  -------  --------  -------  ------
Short-Intermediate    - 0 -  $15,372  $ 6,646  $ 12,197  $20,133   -0-
Bond                  - 0 -  $11,547      -0-       -0-      -0-   -0-
Income                - 0 -  $20,717  $ 9,734  $ 16,576  $23,540   -0-
Nebraska              - 0 -  $30,432  $ 8,742  $ 18,841  $22,786   -0-
Colorado              - 0 -  $ 5,064  $ 1,715  $  3,345  $ 4,870   -0-
Balanced              - 0 -  $ 4,162  $ 2,728  $  3,668  $ 7,501   -0-
Core Equity           - 0 -  $32,398  $11,373  $20,589   $32,517   -0-
Growth                - 0 -  $14,431  $ 7,087  $ 11,134  $22,689   -0-
Small Company         - 0 -  $ 7,193  $ 4,029  $  6,462  $13,224   -0-
International*      $12,701      -0-  $15,000       -0-  $16,241   -0-

*     Commenced operations on May 30, 2002.

**    Agrees to Annual Report Statement of Operations

In the opinion of the staff of the Commission, since First National is serving as both an investment adviser and custodian of the Funds, the Funds and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act, and therefore the Funds and the Custodian will comply with the requirements of such rule.

Transfer Agency Services

      First National (the "Transfer Agent") serves as Transfer Agent and dividend disbursing agent for the Company pursuant to the Transfer Agency Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Company's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. Pursuant to authority in the Transfer Agency Agreement, the Transfer Agent has appointed as sub-transfer agent DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105. DST Systems, Inc. performs the principal services as transfer agent for the Funds under such Agreement and receives a fee from the Transfer Agent for such services. The following table shows the Transfer Agent fees paid during the last three fiscal years:

                               TRANSFER AGENT FEES

                           Year Ended           Year Ended           Year Ended
      Fund               March 31, 2003       March 31, 2004       March 31, 2005
------------------       --------------       --------------       --------------
Short-Intermediate          $37,637               $39,164              $32,346
Bond                        $30,305                 - 0 -                  -0-
Income                      $58,894               $44,806              $34,655
Nebraska                    $51,972               $39,257              $36,563
Colorado                    $39,390               $17,217              $19,121
Balanced                    $28,348               $25,105              $21,702
Core Equity                 $69,248               $47,577              $43,551
Growth                      $62,924               $27,146              $31,715
Small Company               $55,473               $34,475              $19,716
International*              $ 9,947               $21,249              $15,251

* Commenced operations on May 30, 2002.

Independent Registered Public Accounting Firm

      KPMG, LLP ("KPMG"), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, is the independent registered public accounting firm for the Funds. KPMG provides financial auditing services as well as certain tax return preparation services for the Funds.

Legal Counsel

      Cline, Williams, Wright, Johnson & Oldfather, L.L.P., 1900 U.S. Bank Building, 233 South 13th Street, Lincoln, Nebraska 68508, is counsel to the Company.

Codes of Ethics

      Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund's investment activities. The Company, FNB, Tributary, KBCAM and BISYS Fund Services Ohio, Inc. have each adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by a Fund.

                             ADDITIONAL INFORMATION

      The Company was organized as a Nebraska corporation on October 12, 1994. The Company and four of its portfolios were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. On April 10, 1995 the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of shares of the Company. Additional portfolios have been added since then. Each Share of a Fund represents an equal proportionate interest in that Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

Organization and Capital Structure

      The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Seven Hundred Fifty million of these Shares have been authorized by the

Board of Directors to be issued in series designated for the existing ten Funds. The Board of Directors may authorize additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without shareholder approval.

      All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has pro rata the same kind of rights and privileges as a full Share. The Shares possess no preemptive or conversion rights.

      Each Share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Shares. On some issues, such as the election of Directors, all Shares of the Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

      The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common shares relating to new investment portfolios or to subdivide existing series of shares into subseries or classes. Classes can be utilized to create differing expense and fee structures for investors in the same Fund. Differences can exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of shares offered by a particular Fund. Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds. The Board of Directors could create additional classes in the future without shareholder approval. However, any such creation of classes would require compliance with regulations the Commission has adopted under the 1940 Act.

Shareholder Meetings

      It is possible that the Company will not hold annual or periodically scheduled regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (a) the Chairman of the Board, the President and two or more Directors, (b) by one or more Shareholders holding ten percent or more of the Shares entitled to vote on matters presented to the meeting, or (c) if the annual meeting is not held within any thirteen month period, the local district court, upon application of any Shareholder, may summarily order that such meeting be held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Ownership of Shares

      As of June 30, 2005, FNB and Tributary and their affiliates held of record substantially all of the outstanding Shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, First National Bank, 1620 Dodge Street, Omaha, Nebraska 68197, and its affiliates held as beneficial owner five percent or more of the outstanding Shares of the Funds because they possessed sole or shared voting or investment power with respect to such Shares.

Control Persons and Principal Holders of Securities

      As of June 30, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Company believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers.

SHORT-INTERMEDIATE BOND FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      4,830,952.8320        71.61%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

Penfirn Company                       1,786,724.9810        26.48%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

INCOME FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      3,442,288.2400        53.81%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

Penfirn Company                       2,711,710.6720        42.39%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

NEBRASKA TAX-FREE FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      6,664,837.4750        98.69%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

COLORADO TAX-FREE FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      1,245,753.6230       84.44%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

Penfirn Company                         152,840.0790        10.36%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

BALANCED FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Penfirn Company                       2,120,899.3220        94.07%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

CORE EQUITY FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      4,969,909.3720        50.49%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

Penfirn Company                       3,938,701.5500        40.01%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

GROWTH OPPORTUNITIES FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      2,213,407.9380        47.05%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

Penfirn Company                       2,365,015.9130        50.27%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

SMALL COMPANY FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      1,143,317.2160        45.95%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

Penfirn Company                       1,290,021.5460        51.84%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

INTERNATIONAL EQUITY FUND

          Shareholder                Number of Shares   Percent of Fund
----------------------------------   ----------------   ---------------
Firnbank Company                      1,600,108.4640        53.53%
C/o Trust Department
First National Bank of Omaha
P.O. Box 3128
Omaha, NE 68103-0128

Penfirn Company                       1,387,983.0670        46.44%
Simple 401k
C/o Trust Department
P.O. Box 3128
Omaha, NE 68103-0128

Vote of a Majority of the Outstanding Shares

      As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding Shares of that Fund.

Additional Tax Information

      This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

      Each of the Funds of the Company is treated as a separate entity for federal income tax purposes and each intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, for so long as such qualification is in the best interest of such Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess if any, of net short-term capital gains over long-term capital losses). Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the end of each fiscal quarter of a Fund's taxable year, at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of a Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

      Each Fund contemplates declaring as dividends 100% of that Fund's investment company taxable income (before deduction of dividends paid). In order to avoid the imposition of an excise tax, each Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year are less than the required amounts, that Fund would be subject to a nondeductible 4% excise line tax on the deficiency. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

      Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year that Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders) and its distributions (including capital gain distributions) generally will be taxed as ordinary income dividends to shareholders. In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and corporate shareholders would be eligible for the dividends received deduction.

      Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Since less than 50% in value of a Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

      Each Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts paid to any Shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends, (3) who has failed to certify to the Fund such shareholder is not subject to backup withholding, or (4) has failed to certify to the Fund that they are a U.S. person (including a resident alien).

      In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by a Fund, such distribution may also be subject to state or local taxes.

      A Fund may invest in complex securities such as repurchase agreements. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing, or character of the income distributed to you by a Fund.

      Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

SPECIAL TAX CONSIDERATIONS FOR TAX-FREE FUNDS

      Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of one of the Tax-Free Funds may not be deducted for regular federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of one of the Tax-Free Funds may be considered to have been made with borrowed funds even through the borrowed funds are not directly traceable to the purchase of shares.

      For persons who are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if they receive exempt-interest dividends from a Fund.

      A person who is a "substantial user" of facilities financed by industrial development or private activity bonds should consult their own tax adviser before purchasing shares of one of the Tax-Free Funds.

      Interest from municipal securities is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference item for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The fund will not invest more than 20% of its assets in the types of municipal securities that pay interest subject to AMT. An adjustment required by the Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

STATE TAXES

      Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund shares.

      Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative or administrative action.

Yield of the Tax-Free Funds, the Short-Intermediate Fund and the Income Fund

      As summarized in the Prospectus under the heading "The Funds," yield of each of the Funds listed above will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by such Share's net asset value per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value, premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of such Funds will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses of the Company allocated to such Fund. These factors and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of each Fund.

      For the 30-day period ended March 31, 2005, the yields for the Nebraska Fund, the Colorado Fund, the Income Fund and the Short-Intermediate Fund were 3.41%, 3.10%, 4.03% and 4.33%, respectively. In the absence of fee waivers, the yields for such Funds would have been 3.22%, 2.55%, 3.96% and 4.19%, respectively.

      The yield figures are based on historical earnings and are not intended to indicate future performance.

Calculation of Total Return

      As summarized in the Prospectus under the heading "The Funds," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in such Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (a) adding to the total number of Shares purchased by a hypothetical $10,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid during the period had been immediately reinvested; (b) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (c) assuming redemption at the end of the period; and (d) dividing this account value for the hypothetical investor by the initial $10,000 investment. Aggregate total return is a measure of change in value of an investment in a Fund over the relevant period and is similar to average annual total return except that the result is not annualized.

      The Funds may, when citing performance in marketing and sales literature, include the performance of investment vehicles which were predecessors to the Funds.

Distribution Rates

      The Tax-Free Funds, Short-Intermediate Fund, Income Fund, Balanced Fund, Equity Fund, Growth Fund, Small Company Fund and International Fund may from time to time advertise current distribution rates which are calculated by dividing the distributions per share made by a Fund over a 12-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items. Distribution rate information will be accompanied by the standardized yield and total return data.

Performance Comparisons

      From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

      The "yield" of the Fund refers to the income generated by an investment in a Fund over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a

Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

      The yield of a Fund fluctuates, and the annualization of a week's dividend is not a representation by the Company as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

      The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield - 2([(a-b)/(cd) + 1](6) - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

      The Nebraska and Colorado Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable instrument to produce the after-tax equivalent of the fund's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Fund will be calculated by adding (a) the portion of the Fund's yield that is non-tax-exempt and (b) the result obtained by dividing the portion of the Fund's yield that is tax-exempt by the difference of one minus a stated income tax rate.

      The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

Calculation of Total Return

      TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compound rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of a designated time period.

      TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTION). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over one-, five- and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D)= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date) e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

      TOTAL RETURN QUOTATION; AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTIONS. The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including, but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, and ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterization of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

      The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period.

Miscellaneous

      The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the commission upon payment of the prescribed fee.

      The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

Financial Statements

      The following audited financial statements for all Funds are contained in the Funds' Annual Report, which is incorporated herein by reference, and considered legally part of, this SAI.

      1.    Schedules of Portfolio Investments as of March 31, 2005

      2.    Statements of Assets and Liabilities as of March 31, 2005

      3.    Statements of Operations for the period ended March 31, 2005

      4. Statements of Changes in Net Assets for the periods ended March 31, 2005 and 2004

      5.    Financial Highlights

      6.    Notes to Financial Statements

      7.    Report of Independent Registered Public Accounting Firm

      A copy of the Annual Report is delivered along with this SAI.

                                   APPENDIX A

      Investment Grade Debt Securities. As stated in the Prospectus, each Fund may invest in debt securities rated at purchase BBB or better by Standard & Poor's Corporation ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's"), or the equivalent rating or better by nationally recognized statistical rating organization ("NRSRO"), or if unrated, considered by the Fund's Adviser to be of comparable quality. ("Investment Grade Debt Securities").

      As with other fixed-income securities, Investment Grade Debt Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Because certain Investment Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Particular types of Investment Grade Debt Securities may present special concerns. Some Investment Grade Debt Securities may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

      The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Investment Grade Debt Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Advisers conduct their own independent credit analysis of Investment Grade Debt Securities. Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Fund's Adviser will consider such an event in determining whether that Fund should continue to hold that security. The Advisers expect that they would not retain more than 5% of the assets of any Fund in such downgraded securities. In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund should suffer a loss on the sale of such securities.

      Commercial Paper Ratings. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted Al+. Commercial paper rated A2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A1. Commercial paper rated A3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Commercial paper rated A3, A2 or A1 by S&P is considered to be "investment grade."

      Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Commercial paper rated Prime 3, Prime2 or Prime1 by Moody's is considered to be "investment grade."

      Commercial paper rated Fl+ by Fitch Inc. ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., Fl+. Commercial paper rated F2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned Fl+ or F1 ratings. Commercial paper rated F1+, F1 or F2 by Fitch is considered to be "investment grade." While commercial paper rated F3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, and is considered "investment grade," near-term adverse changes could cause this commercial paper to be rated below "investment grade." Commercial paper rated FS by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

      The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

      Corporate Debt Ratings. A S&P corporate debt rating is a current assessment of the credit-worthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be "investment grade" corporate debt.

      The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards.

Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Corporate debt rated Baa, A, Aa, and Aaa by Moody's is considered to be "investment grade" corporate debt.

      Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

      The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

      The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+". Bonds rated as A are considered to be of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be "investment grade" corporate debt.

Municipal Obligations Ratings

      The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG1 or VMIG1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Obligations rated MIG2 or VMIG2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG3 or VMIG3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      S&P SP1, SP2, and SP3 municipal note ratings (the three highest ratings assigned) are described as follows:

            "SP1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

            "SP2": Satisfactory capacity to pay principal and interest.

            "SP3": Speculative capacity to pay principal and interest.

      The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

            "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa": Bonds which are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      The following summarizes the four highest ratings used by S&P for state and municipal bonds:

            "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

            "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

            "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Definitions of Certain Money Market Instruments

Commercial Paper

      Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

      Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

      Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

      U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations

      Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U. S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

FNB Fund Advisers, Tributary Capital Management LLC and KBC Asset Management International, Ltd., (collectively, the "Advisers") hereby adopt the following Proxy Voting Policies and Procedures, (the "Policies") which shall be applicable to all voting securities owned from time to time by the respective portfolios (the "Funds") of First Focus Funds, Inc. (the "Company") and such other advisory clients as each Adviser shall determine.

1. Proxy Committee. Each Adviser shall establish a Proxy Committee (the "Committee") consisting of not less than three (3) persons, each of whom is knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises. Such Proxy Committee shall be responsible for administering these Policies, and reporting at least quarterly to the Board of Directors of the Funds concerning any deviation from the Policies. Each Adviser shall establish the method by which members of the Committee are chosen. Each Committee may establish its own operating procedures.

2. Voting. The Proxy Committee shall vote all securities which a Fund is entitled to vote, unless the Committee unanimously agrees that abstention in a particular instance better serves the interests of the Fund and its shareholders. If the Committee cannot unanimously agree that abstention is in the best interests of the Fund and its shareholders, the Committee should refer the matter to an independent proxy voting service.

3. Voting Principles. Each Committee will vote proxies consistent with the following principles:

      (a) Proxies will be voted in a manner which serves the long-term best interests of the Fund and its shareholders which, in most instances, will also be consistent with the Adviser's objective in purchasing the underlying securities for the Fund.

      (b) If more than one Fund owns the same security to be voted, the Committee will make a separate voting determination for each Fund, recognizing that differences in Fund investment objectives and strategies may produce different results.

      (c) Because management of the respective companies whose securities are owned by the Funds will normally have a significant role in influencing the value of securities owned by the Funds, the Committee will ordinarily give substantial weight to management's proposals and recommendations. This is particularly true with respect to routine matters, such as uncontested elections, approval of auditors, approval of stock splits, reverse stock splits and dividends, and matters which the Committee, in its best judgment, determines to have no discernable positive or negative impact on the Funds.

      (d) In addressing non-routine or contested matters, such as contested elections, take-over proposals, management defense strategies, management compensation issues, shareholders rights or political/social issues, and after considering management's recommendation, the Committee will consider the following criteria, as applicable, in descending order of priority:

            (i)    Long-term economic impact on the subject company.

            (ii)   Short-term economic impact on the subject company.

            (iii) Long-term impact on broader economic considerations, such as the subject company's industry or the general national economy.

            (iv) Short-term impact on broader economic considerations, such as the subject company's industry or the general national economy.

            (v) Long-term and short-term impact on international economic conditions.

            (vi) Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.

            (vii) National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

            (viii) International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

      (e) At any time, the Committee may seek the advice of counsel or retain outside consultants to assist in its deliberations. The Committee, in its sole discretion, may refer any matter to an independent proxy voting service.

4. Conflicts of Interest. The Committee is charged with the responsibility of identifying and dealing with conflicts of interest between the Adviser and the Funds it advises or the issuers of securities owned by the Funds, such as may arise in the proxy voting context from significant business relationships, significant personal or family relationships or attempts to influence voting by the Committee. The Committee shall be guided by the following principles:

      (a) The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this Policy, the Committee shall rely on publicly available information about the Adviser and its affiliates, information about the Adviser and its affiliates that is generally known by employees of the Adviser, and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the Adviser where the information is (i) non-public, (ii) subject to information blocking procedures, or
      (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this Policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this Policy.

      (b) If the Committee determines that a conflict of interest exists, then proxy proposals that are routine (such as those described in 3(c) above) shall be presumed not to involve a material conflict of interest for the Adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. The Committee shall adopt procedures specifically designed for the Adviser's circumstances that identify those proposals that the adviser will consider to be routine for purposes of this Policy.

      (c) If the Committee determines that a conflict of interest exists, then proxy proposals that are non-routine (such as those described in 3(d) above) shall be presumed to involve a material conflict of interest for the Adviser, unless the Committee determines that the Adviser's conflict is unrelated to the proposal in question. The Committee shall adopt procedures specifically designed for the Adviser's circumstances that identify those proposals that the adviser will consider to be non-routine for purposes of this Policy.

      (d) Although non-routine proposals in which a conflict of interest is present are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the Adviser's conflict. The Committee shall record in writing the basis for any such determination that a material conflict does not exist.

      (e) If at any time the Committee concludes that a material conflict of interest exists in connection with a proxy vote, the Committee shall refer the specific proposal(s) to which the conflict of interest pertains to an independent third party who shall vote the proxies instead of the Committee. The Committee shall take responsible steps to assure that such third party is, in fact, independent. The Committee shall record in writing the basis for any such determination that a material conflict exists.

5. Securities Lending. With respect to securities of the Funds involved in a securities lending program, each Adviser will not be allowed to vote any proxies for such securities while the securities are on loan. Although the lender retains the right to recall any loaned securities, the right to vote proxies during the loan period rests with the borrower. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral.

6. Reporting.

(a) Each Adviser will provide to the Funds' administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required Securities and Exchange Commission ("SEC") filings including the items set forth below under "Recordkeeping."

(b) Each Adviser will provide any information reasonably requested by the Board of Directors in connection with the Board's annual review of the Funds' proxy voting process,

In the event of a material conflict of interest proxy-voting situation, an Adviser will provide information at the next regular meeting of the Board of Directors of the Funds that will include a report describing all material facts of such conflict of interest situation and any findings made.

7. Recordkeeping.

Each Adviser will keep and maintain the following records:

      (a)   A copy of the Policies;

      (b) Copies of all proxy statements received regarding underlying portfolio securities held by the Funds;

      (c) Identification of each proxy's issuer including the exchange ticker and CUSIP number (if available);

      (d)   A record of all votes cast on behalf of the Funds;

      (e) Copies of any documents used or prepared by the Adviser in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

      (f) Written requests from the Funds' shareholders for information as to how the Adviser voted proxies for the Funds; and

      (g) Written responses by the Adviser to any requests from a Funds' shareholders for information as to how the Adviser voted proxies for the Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Adviser.